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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2009 through August 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

--------------------------------------------------------------------------------
                        Pioneer Disciplined
                        Value Fund
--------------------------------------------------------------------------------
                        Annual Report | August 31, 2010
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A SERSX
                        Class C PRVCX
                        Class Y PRUYX

                        [LOGO]PIONEER
                              Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              7
Prices and Distributions                                                       8
Performance Update                                                             9
Comparing Ongoing Fund Expenses                                               12
Schedule of Investments                                                       14
Financial Statements                                                          19
Notes to Financial Statements                                                 26
Report of Independent Registered Public Accounting Firm                       32
Trustees, Officers and Service Providers                                      34

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/10     3

Portfolio Management Discussion | 8/31/10

After a robust rally that began in March of 2009 and lasted into early 2010, equity markets retrenched in the wake of weaker economic data, as fears that the U.S. economy was in danger of suffering a "double-dip" recession weighed on investors' minds. In the following interview, Paul Cloonan, head of equity research, U.S., Ashesh ("Ace") Savla, vice president and senior quantitative research analyst, and Diego Franzin, head of quantitative research and management, discuss the market environment and other factors that affected Pioneer Disciplined Value Fund's performance over the 12 months ended August 31, 2010. Mr. Cloonan, Mr. Savla and Mr. Franzin are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform over the 12 months ended August 31, 2010?

A The Fund's Class A shares returned 1.98% at net asset value over the 12 months ended August 31, 2010, while the Fund's benchmark, the Russell 1000 Value Index, returned 4.96%. Over the same period, the 526 mutual funds in Lipper's Large Cap Value Funds category had an average return of 2.11%.

Q What characterized the investment environment for equities during the 12 months ended August 31, 2010?

A Equity markets rebounded from March of 2009 until April of 2010, as investors were optimistic that there would be a continued economic recovery in the U.S. and global economies that would help support corporate earnings growth and a recovery in stock valuations. The earlier optimism began to fade in May of 2010, however, when several concerns commanded investors attention, such as fiscal problems in Europe, slowing growth in China, increased regulation and taxation in the U.S., and the potential for a "double-dip" global recession. Those issues led to broad-based risk aversion among investors and increased selling pressure.

Q What were some of the investment decisions that had the most positive impact on Fund performance during the 12 months ended August 31, 2010?

A Stock selection in the energy sector, one of the largest parts of the value stock universe, generated excellent returns for the Fund during the 12 months ended August 31, 2010. The Fund saw good results from stock selection across a broad base of energy companies, including integrated corporations, drilling, services, and exploration companies. Stock selection in the telecommunication services sector also significantly helped the Fund's returns during the 12 months ended August 31, 2010.

4     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

     Within energy, Smith International was the most prominent contributor to the Fund's performance, as its share price rose when fellow service and equipment company Schlumberger announced a buyout proposal. We dropped Smith from the Fund's portfolio as the details of the acquisition became firm. Other top performers for the Fund during the 12-month period included Halliburton and Anadarko Petroleum. In telecommunication services, the Fund's performance received significant help from its investment in Windstream, and by avoiding AT&T, which underperformed.

Q What were some of the main detractors from the Fund's benchmark-relative performance during the 12 months ended August 31, 2010?

A Underperformance of the benchmark Russell 1000 Value Index was driven largely by stock selection in financials and industrials, which included several disappointments for the Fund during the 12 months ended August 31, 2010. Within financials, the most notable underperformers included Lazard, TD Ameritrade, JPMorgan, and Wells Fargo. In industrials, Textron was a major detractor from the Fund's performance during the 12-month period.

Q Given the somewhat disappointing economic reports released during the latter part of the Fund's fiscal year, has your outlook changed at all compared with six months ago, when the Fund's semiannual report was published?

A We believe that economic growth may not be as strong as we had expected earlier in the year. We continue to believe, however, that the U.S. economy will continue to grow and that the overall economic environment will still support corporate earnings growth. In addition, corporate balance sheets and cash flow are strong, which may lead to increased merger and acquisition activity, share repurchases and dividend increases. We believe valuations of U.S. equities are attractive, and we are optimistic about the prospects for U.S. equity returns.

     We will continue to focus our efforts on stock picking, which we feel is our key competitive advantage and the primary performance driver for the Fund over the long term. Our approach to stock picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and may be able to deliver reasonable investment results across the business cycle and in a variety of market conditions.

Please refer to the Schedule of Investments on pages 14-18 for a full listing of Fund securities.

Small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/10     5
other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

6     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Portfolio Summary | 8/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         96.9%
Exchange Traded Funds                                                       3.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 27.2%
Health Care                                                                13.2%
Consumer Staples                                                           10.7%
Energy                                                                     10.6%
Industrials                                                                 8.4%
Utilities                                                                   8.2%
Consumer Discretionary                                                      7.8%
Information Technology                                                      5.5%
Telecommunication Services                                                  5.1%
Materials                                                                   3.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Proctor & Gamble Co.                                                   4.55%
 2. Merck & Co., Inc.                                                      4.02
 3. JPMorgan Chase & Co.                                                   3.98
 4. Wells Fargo & Co.                                                      3.52
 5. Verizon Communications, Inc.                                           3.11
 6. Bristol-Myers Squibb Co.                                               2.94
 7. Amgen, Inc.                                                            2.83
 8. Apache Corp.                                                           2.62
 9. Ameren Corp.                                                           2.33
10. Devon Energy Corp.                                                     2.26

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/10     7

Prices and Distributions | 8/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                  8/31/10                           8/31/09
--------------------------------------------------------------------------------
  A                                     $ 7.95                            $ 8.19
--------------------------------------------------------------------------------
  C                                     $ 7.96                            $ 8.23
--------------------------------------------------------------------------------
  Y                                     $ 8.05                            $ 8.27
--------------------------------------------------------------------------------

Distributions per Share: 9/1/09-8/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Net Investment     Short-Term        Long-Term
Class                               Income        Capital Gains    Capital Gains
--------------------------------------------------------------------------------
  A                                $ 0.0683         $ 0.3534          $  --
--------------------------------------------------------------------------------
  C                                $ 0.0244         $ 0.3534          $  --
--------------------------------------------------------------------------------
  Y                                $ 0.0721         $ 0.3534          $  --
--------------------------------------------------------------------------------

8     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                       -1.04%          -2.28%
1 Year                                            1.98           -3.89
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2009)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                 13.37%           1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Disciplined            Russell 1000
                                         Value Fund                 Value Index
12/31/2005                                 $ 9,425                     $10,000
8/31/2006                                  $10,181                     $11,098
8/31/2007                                  $11,835                     $12,524
8/31/2008                                  $10,257                     $10,688
8/31/2009                                  $ 8,888                     $ 8,522
8/31/2010                                  $ 9,064                     $ 8,945

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/10     9

Performance Update | 8/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2010)
-------------------------------------------------------------------------
                                                 If              If
 Period                                          Held            Redeemed
-------------------------------------------------------------------------
Life-of-Class
(7/16/08)                                        -5.17%          -5.17%
1 Year                                            1.07            1.07
-------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2009)
-------------------------------------------------------------------------
                                                 Gross        Net
-------------------------------------------------------------------------
                                                 13.76%           2.15%
-------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Disciplined            Russell 1000
                                         Value Fund                 Value Index
7/31/2008                                  $10,000                     $10,000
8/31/2008                                  $10,148                     $10,170
8/31/2009                                  $ 8,717                     $ 8,109
8/31/2010                                  $ 8,810                     $ 8,511

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2011, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

10     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2010)
-------------------------------------------------------------------------
                                                 If              If
Period                                           Held            Redeemed
-------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                       -1.42%          -1.42%
1 Year                                            2.26            2.26
-------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2009)
-------------------------------------------------------------------------
                                                 Gross           Net
-------------------------------------------------------------------------
                                                  1.88%           0.90%
-------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

                                     Pioneer Disciplined            Russell 1000
                                         Value Fund                 Value Index
12/31/2005                               $5,000,000                  $5,000,000
8/31/2006                                $5,398,990                  $5,548,797
8/31/2007                                $6,198,235                  $6,262,058
8/31/2008                                $5,321,650                  $5,343,904
8/31/2009                                $4,618,011                  $4,260,867
8/31/2010                                $4,722,369                  $4,472,278

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2011, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2010 through August 31, 2010.

--------------------------------------------------------------------------------
Actual
Share Class                                   A             C             Y
--------------------------------------------------------------------------------
Beginning Account                         $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/10
--------------------------------------------------------------------------------
Ending Account Value                      $   952.11    $   947.68    $   952.67
(after expenses) on 8/31/10
--------------------------------------------------------------------------------
Expenses Paid                             $     6.15    $    10.55    $     4.43
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2010 through August 31, 2010.

--------------------------------------------------------------------------------
Hypothetical
Share Class                                   A             C             Y
--------------------------------------------------------------------------------
Beginning Account                         $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/10
--------------------------------------------------------------------------------
Ending Account Value                      $ 1,018.90    $ 1,014.37    $ 1,020.67
(after expenses) on 8/31/10
--------------------------------------------------------------------------------
Expenses Paid                             $     6.36    $    10.92    $     4.58
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     13

Schedule of Investments | 8/31/10

---------------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------------
           COMMON STOCKS -- 93.3%
           ENERGY -- 10.2%
           Oil & Gas Drilling -- 1.6%
 30,700    Nabors Industries, Inc.*                             $   481,376
---------------------------------------------------------------------------
           Oil & Gas Equipment & Services -- 2.0%
 22,207    Halliburton Co.                                      $   626,459
---------------------------------------------------------------------------
           Oil & Gas Exploration & Production -- 4.7%
  8,600    Apache Corp.                                         $   772,710
 11,069    Devon Energy Corp.                                       667,239
                                                                -----------
                                                                $ 1,439,949
---------------------------------------------------------------------------
           Oil & Gas Storage & Transportation -- 1.9%
 50,600    El Paso Corp.                                        $   576,334
                                                                -----------
           Total Energy                                         $ 3,124,118
---------------------------------------------------------------------------
           MATERIALS -- 3.1%
           Diversified Metals & Mining -- 1.6%
  7,000    Freeport-McMoRan Copper & Gold, Inc. (Class B)       $   503,860
---------------------------------------------------------------------------
           Paper Packaging -- 1.5%
 20,600    Packaging Corp. of America                           $   459,174
                                                                -----------
           Total Materials                                      $   963,034
---------------------------------------------------------------------------
           CAPITAL GOODS -- 5.9%
           Aerospace & Defense -- 3.7%
  9,900    Northrop Grumman Corp.                               $   535,788
  9,104    United Technologies Corp.                                593,672
                                                                -----------
                                                                $ 1,129,460
---------------------------------------------------------------------------
           Industrial Conglomerates -- 1.3%
 24,000    Textron, Inc.                                        $   409,200
---------------------------------------------------------------------------
           Industrial Machinery -- 0.9%
 11,200    Kennametal, Inc.                                     $   282,240
                                                                -----------
           Total Capital Goods                                  $ 1,820,900
---------------------------------------------------------------------------
           TRANSPORTATION -- 2.1%
           Railroads -- 2.1%
  8,900    Union Pacific Corp.                                  $   649,166
                                                                -----------
           Total Transportation                                 $   649,166
---------------------------------------------------------------------------
           CONSUMER SERVICES -- 1.6%
           Restaurants -- 1.6%
  6,812    McDonald's Corp.                                     $   497,685
                                                                -----------
           Total Consumer Services                              $   497,685
---------------------------------------------------------------------------
           MEDIA -- 4.2%
           Advertising -- 1.5%
 53,700    The Interpublic Group of Companies, Inc.*            $   458,061
---------------------------------------------------------------------------
           Cable & Satellite -- 1.0%
 18,300    Comcast Corp.                                        $   313,296
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

---------------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------------
           Movies & Entertainment -- 1.7%
 16,100    Viacom, Inc. (Class B)                               $   505,862
                                                                -----------
           Total Media                                          $ 1,277,219
---------------------------------------------------------------------------
           RETAILING -- 1.7%
           Apparel Retail -- 1.7%
 31,600    Gap, Inc.                                            $   533,724
                                                                -----------
           Total Retailing                                      $   533,724
---------------------------------------------------------------------------
           FOOD & DRUG RETAILING -- 1.9%
           Hypermarkets & Supercenters -- 1.9%
 11,700    Wal-Mart Stores, Inc.                                $   586,638
                                                                -----------
           Total Food & Drug Retailing                          $   586,638
---------------------------------------------------------------------------
           FOOD, BEVERAGE & TOBACCO -- 4.0%
           Distillers & Vintners -- 2.0%
 37,000    Constellation Brands, Inc.*                          $   616,420
---------------------------------------------------------------------------
           Tobacco -- 2.0%
 11,900    Philip Morris International, Inc.                    $   612,136
                                                                -----------
           Total Food, Beverage & Tobacco                       $ 1,228,556
---------------------------------------------------------------------------
           HOUSEHOLD & PERSONAL PRODUCTS -- 4.4%
           Household Products -- 4.4%
 22,500    Procter & Gamble Co.*                                $ 1,342,575
                                                                -----------
           Total Household & Personal Products                  $ 1,342,575
---------------------------------------------------------------------------
           HEALTH CARE EQUIPMENT & SERVICES -- 3.3%
           Managed Health Care -- 3.3%
 14,800    Aetna, Inc.                                          $   395,456
 19,702    United Healthcare Group, Inc.                            624,947
                                                                -----------
                                                                $ 1,020,403
                                                                -----------
           Total Health Care Equipment & Services               $ 1,020,403
---------------------------------------------------------------------------
           PHARMACEUTICALS & BIOTECHNOLOGY -- 9.5%
           Biotechnology -- 2.7%
 16,400    Amgen, Inc.*                                         $   837,056
---------------------------------------------------------------------------
           Pharmaceuticals -- 6.8%
 33,300    Bristol-Myers Squibb Co.                             $   868,464
 33,800    Merck & Co., Inc.                                      1,188,408
                                                                -----------
                                                                $ 2,056,872
                                                                -----------
           Total Pharmaceuticals & Biotechnology                $ 2,893,928
---------------------------------------------------------------------------
           BANKS -- 5.4%
           Diversified Banks -- 3.4%
 44,200    Wells Fargo & Co.                                    $ 1,040,910
---------------------------------------------------------------------------
           Regional Banks -- 2.0%
 82,400    KeyCorp                                              $   607,288
                                                                -----------
           Total Banks                                          $ 1,648,198
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     15

---------------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------------
           DIVERSIFIED FINANCIALS -- 11.0%
           Asset Management & Custody Banks -- 1.9%
  5,849    Franklin Resources, Inc.                             $   564,487
---------------------------------------------------------------------------
           Diversified Financial Services -- 3.8%
 32,300    JPMorgan Chase & Co.                                 $ 1,174,428
---------------------------------------------------------------------------
           Investment Banking & Brokerage -- 5.3%
 16,100    Lazard, Ltd.                                         $   503,286
 25,400    Morgan Stanley Co.                                       627,126
 33,600    TD Ameritrade Holding Corp.*                             490,896
                                                                -----------
                                                                $ 1,621,308
                                                                -----------
           Total Diversified Financials                         $ 3,360,223
---------------------------------------------------------------------------
           INSURANCE -- 6.8%
           Life & Health Insurance -- 3.4%
 10,000    Prudential Financial, Inc.                           $   505,700
 26,700    Unum Group                                               535,335
                                                                -----------
                                                                $ 1,041,035
---------------------------------------------------------------------------
           Property & Casualty Insurance -- 3.4%
 10,900    ACE, Ltd.                                            $   582,823
 17,300    Allstate Corp.                                           477,480
                                                                -----------
                                                                $ 1,060,303
                                                                -----------
           Total Insurance                                      $ 2,101,338
---------------------------------------------------------------------------
           SOFTWARE & SERVICES -- 2.2%
           Systems Software -- 2.2%
 28,185    Microsoft Corp.                                      $   661,784
                                                                -----------
           Total Software & Services                            $   661,784
---------------------------------------------------------------------------
           TECHNOLOGY HARDWARE & EQUIPMENT -- 1.8%
           Office Electronics -- 1.8%
 66,800    Xerox Corp.                                          $   563,792
                                                                -----------
           Total Technology Hardware & Equipment                $   563,792
---------------------------------------------------------------------------
           SEMICONDUCTORS -- 1.3%
           Semiconductors -- 1.3%
 22,500    Intel Corp.                                          $   398,700
                                                                -----------
           Total Semiconductors                                 $   398,700
---------------------------------------------------------------------------
           TELECOMMUNICATION SERVICES -- 5.0%
           Integrated Telecommunication Services -- 5.0%
 16,700    CenturyLink, Inc.                                    $   603,872
 31,154    Verizon Communications, Inc.                             919,355
                                                                -----------
                                                                $ 1,523,227
                                                                -----------
           Total Telecommunication Services                     $ 1,523,227
---------------------------------------------------------------------------
           UTILITIES -- 7.9%
           Electric Utilities -- 1.8%
 20,300    PPL Corp.                                            $   551,348
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

---------------------------------------------------------------------------
Shares                                                          Value
---------------------------------------------------------------------------
           Multi-Utilities -- 6.1%
 24,500    Ameren Corp.*                                        $   687,715
 17,200    Public Service Enterprise Group, Inc.                    549,712
 12,451    Sempra Energy Corp.                                      634,005
                                                                -----------
                                                                $ 1,871,432
                                                                -----------
           Total Utilities                                      $ 2,422,780
---------------------------------------------------------------------------
           TOTAL COMMON STOCKS
           (Cost $29,083,241)                                   $28,617,988
---------------------------------------------------------------------------
           EXCHANGE TRADED FUND -- 3.0%
           REAL ESTATE -- 3.0%
           Diversified Real Estate Investment Trust -- 3.0%
 17,900    iShares Dow Jones U.S. Real Estate Index Fund        $   912,363
                                                                -----------
           Total Real Estate                                    $   912,363
---------------------------------------------------------------------------
           TOTAL EXCHANGE TRADED FUND
           (Cost $874,615)                                      $   912,363
---------------------------------------------------------------------------
           TOTAL INVESTMENT IN SECURITIES -- 96.3%
           (Cost $29,957,856) (a)                               $29,530,351
---------------------------------------------------------------------------
           OTHER ASSETS AND LIABILITIES -- 3.7%                 $ 1,150,097
---------------------------------------------------------------------------
           TOTAL NET ASSETS -- 100.0%                           $30,680,448
===========================================================================

*    Non-income producing security.

(a) At August 31, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $29,981,443 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                             $1,285,965
     Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                             (1,737,057)
                                                                                 ----------
     Net unrealized loss                                                         $ (451,092)
                                                                                 ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2010, aggregated $36,166,180 and $29,866,759, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     17

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                Level 1        Level 2    Level 3    Total
--------------------------------------------------------------------------------
Common Stocks                   $28,617,988    $--        $--        $28,617,988
Exchange Traded Fund                912,363     --         --            912,363
--------------------------------------------------------------------------------
 Total                          $29,530,351    $--        $--        $29,530,351
================================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Statement of Assets and Liabilities | 8/31/10

ASSETS:
  Investment in securities, at value (cost $29,957,856)      $29,530,351
  Cash                                                         1,062,439
  Receivables --
   Fund shares sold                                               57,442
   Dividends                                                      40,381
   Due from Pioneer Investment Management, Inc.                   16,916
  Other                                                           25,022
------------------------------------------------------------------------
     Total assets                                            $30,732,551
------------------------------------------------------------------------
LIABILITIES:
  Due to affiliates                                          $     1,028
  Accrued expenses                                                51,075
------------------------------------------------------------------------
     Total liabilities                                       $    52,103
------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                            $27,932,932
  Undistributed net investment income                            204,863
  Accumulated net realized gain on investments                 2,970,158
  Net unrealized loss on investments                            (427,505)
------------------------------------------------------------------------
     Total net assets                                        $30,680,448
========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $892,461/112,314 shares)                 $      7.95
  Class C (based on $481,536/60,520 shares)                  $      7.96
  Class Y (based on $29,306,451/3,639,829 shares)            $      8.05
MAXIMUM OFFERING PRICE:
  Class A ($7.95 [divided by] 94.25%)                        $      8.44
========================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     19

Statement of Operations

For the Year Ended 8/31/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $547)         $565,597
  Income from securities loaned, net                              71
----------------------------------------------------------------------------------------
   Total investment income                                                  $    565,668
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $180,393
  Transfer agent fees
   Class A                                                     1,478
   Class C                                                       661
   Class Y                                                       303
  Distribution fees
   Class A                                                     1,897
   Class C                                                     4,257
  Shareholder communication expense                            1,021
  Administrative reimbursements                                8,707
  Custodian fees                                               6,629
  Registration fees                                           53,142
  Professional fees                                           48,035
  Printing expense                                            30,917
  Fees and expenses of nonaffiliated trustees                  7,063
  Miscellaneous                                                2,764
----------------------------------------------------------------------------------------
     Total expenses                                                         $    347,267
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (89,456)
----------------------------------------------------------------------------------------
     Net expenses                                                           $    257,811
----------------------------------------------------------------------------------------
       Net investment income                                                $    307,857
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $  3,680,466
----------------------------------------------------------------------------------------
  Change in net unrealized (loss) on investments                            $ (3,822,388)
----------------------------------------------------------------------------------------
  Net (loss) on investments                                                 $   (141,922)
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $    165,935
========================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Statements of Changes in Net Assets

For the Years Ended 8/31/10 and 8/31/09, respectively

-------------------------------------------------------------------------------------------
                                                            Year Ended          Year Ended
                                                            8/31/10             8/31/09
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   307,857         $   109,065
Net realized gain on investments and foreign currency
  transactions                                                3,680,466             339,540
Change in net unrealized gain (loss) on investments          (3,822,388)          3,389,653
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $   165,935         $ 3,838,258
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.07 and $0.11 per share, respectively)        $    (5,373)        $    (6,136)
   Class C ($0.02 and $0.02 per share, respectively)               (960)               (559)
   Class Y ($0.07 and $0.07 per share, respectively)           (201,918)             (1,701)
Net realized gain:
   Class A ($0.35 and $0.00 per share, respectively)            (24,123)                 --
   Class C ($0.35 and $0.00 per share, respectively)            (13,699)                 --
   Class Y ($0.35 and $0.00 per share, respectively)           (985,985)                 --
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $(1,232,058)        $    (8,396)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 9,221,222         $19,606,131
Reinvestment of distributions                                    10,920               6,136
Cost of shares repurchased                                   (1,313,764)           (642,143)
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                           $ 7,918,378         $18,970,124
-------------------------------------------------------------------------------------------
   Net increase in net assets                               $ 6,852,255         $22,799,986
NET ASSETS:
Beginning of year                                            23,828,193           1,028,207
-------------------------------------------------------------------------------------------
End of year                                                 $30,680,448         $23,828,193
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $   204,863         $   105,255
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     21

-------------------------------------------------------------------------------------------
                                     '10 Shares    '10 Amount     '09 Shares    '09 Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                            73,867      $  630,164        11,763     $    91,815
Reinvestment of distributions             757           6,351           897           6,136
Less shares repurchased               (26,560)       (217,975)       (2,529)        (17,883)
-------------------------------------------------------------------------------------------
   Net increase                        48,064      $  418,540        10,131     $    80,068
===========================================================================================
Class C
Shares sold                            39,021      $  338,140         5,491     $    42,908
Reinvestment of distributions             542           4,569            --              --
Less shares repurchased               (11,299)        (95,545)           (2)            (18)
-------------------------------------------------------------------------------------------
   Net increase                        28,264      $  247,164        5,489      $    42,890
===========================================================================================
Class Y
Shares sold                           968,797      $8,252,918     2,841,402     $19,471,408
Less shares repurchased              (115,886)     (1,000,244)      (80,607)       (624,242)
-------------------------------------------------------------------------------------------
   Net increase                       852,911      $7,252,674     2,760,795     $18,847,166
===========================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended   Year Ended   Year Ended   Year Ended   12/15/05 (a)
                                                                    8/31/10      8/31/09      8/31/08      8/31/07      to 8/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  8.19      $  9.60      $ 11.99      $ 10.69      $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.06      $  0.09      $  0.11      $  0.12      $  0.09
 Net realized and unrealized gain (loss) on investments                0.12        (1.39)       (1.62)        1.58         0.60
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations  $  0.18      $ (1.30)     $ (1.51)     $  1.70      $  0.69
Distributions to shareowners:
 Net investment income                                                (0.07)       (0.11)       (0.11)       (0.12)          --
 Net realized gain                                                    (0.35)          --        (0.77)       (0.28)          --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                         $ (0.24)     $ (1.41)     $ (2.39)     $  1.30      $  0.69
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  7.95      $  8.19      $  9.60      $ 11.99      $ 10.69
====================================================================================================================================
Total return*                                                          1.98%      (13.34)%     (13.34)%      16.24%        6.90%(b)
Ratio of net expenses to average net assets                            1.25%        1.25%        1.25%        1.25%        1.25%**
Ratio of net investment income to average net assets                   0.78%        1.34%        1.07%        1.01%        1.21%**
Portfolio turnover rate                                                 112%         114%         116%          88%          66%(b)
Net assets, end of period (in thousands)                            $   892      $   526          520      $   600      $   535
Ratios with no waiver of fees and assumption of expenses by the
 Adviser:
 Net expenses                                                          1.76%       13.37%       16.02%       13.35%       19.33%**
 Net investment income (loss)                                          0.27%      (10.78)%     (13.70)%     (11.09)%     (16.87)%**
====================================================================================================================================

(a)  The Fund commenced operations on December 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/10    23

---------------------------------------------------------------------------------------------------
                                                            Year Ended    Year Ended    7/17/08 (a)
                                                            8/31/10       8/31/09       to 8/31/08
---------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $  8.23       $   9.61      $  9.34
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $ (0.02)      $   0.03      $  0.01
 Net realized and unrealized gain (loss) on investments        0.12          (1.39)        0.26
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                  $  0.10       $  (1.36)     $  0.27
Distributions to shareowners:
 Net investment income                                        (0.02)         (0.02)          --
 Net realized gain                                            (0.35)            --           --
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                 $ (0.27)      $  (1.38)     $  0.27
---------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  7.96       $   8.23      $  9.61
===================================================================================================
Total return*                                                  1.07%        (14.10)%       2.89%(b)
Ratio of net expenses to average net assets                    2.15%          1.99%        2.15%**
Ratio of net investment income (loss) to average net
 assets                                                       (0.12)%         0.59%        0.40%**
Portfolio turnover rate                                         112%           114%         116%(b)
Net assets, end of period (in thousands)                    $   482       $    265      $   257
Ratios with no waiver of fees and assumption of
 expenses by the Adviser:
 Net expenses                                                  2.40%         13.76%       25.47%**
 Net investment loss                                          (0.37)%       (11.18)%     (22.92)%**
===================================================================================================

(a)  Class C shares were first publicly offered on July 17, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

24     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

---------------------------------------------------------------------------------------------------
                                                            Year Ended    Year Ended    7/31/08 (a)
                                                            8/31/10       8/31/09       to 8/31/08
---------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $  8.27       $  9.62       $  9.57
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.09       $  0.06       $  0.02
 Net realized and unrealized gain (loss) on investments        0.11         (1.34)         0.03
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                  $  0.20       $ (1.28)      $  0.05
Distributions to shareowners:
 Net investment income                                        (0.07)        (0.07)           --
 Net realized gain                                            (0.35)           --            --
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                 $ (0.22)      $ (1.35)      $  0.05
---------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  8.05       $  8.27       $  9.62
===================================================================================================
Total return*                                                  2.26%       (13.22)%        0.52%(b)
Ratio of net expenses to average net assets                    0.90%         0.90%         0.90%**
Ratio of net investment income to average net assets           1.14%         1.41%         2.37%**
Portfolio turnover rate                                         112%          114%          116%(b)
Net assets, end of period (in thousands)                    $29,306       $23,037       $   251
Ratios with no waiver of fees and assumption of
 expenses by the Adviser:
 Net expenses                                                  1.22%         1.88%        10.11%**
 Net investment income (loss)                                  0.82%         0.43%        (6.84)%**
===================================================================================================

(a)  Class Y shares were first publicly offered on July 31, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     25

Notes to Financial Statements | 8/31/10

1.   Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund, formerly Pioneer Research Value Fund (the Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. Pioneer Investment Management Inc. (PIM), the Fund's investment advisor, paid all organizational costs of the Fund.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund's prospectus contains information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

26     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At August 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     27

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At August 31, 2010, the Fund reclassified $2 to increase undistributed net investment income and $2 to decrease accumulated net realized gain, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended August 31, 2010, and August 31, 2009, was as follows:

--------------------------------------------------------------------------------
                                                         2010             2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                          $1,232,058       $8,396
--------------------------------------------------------------------------------
   Total                                                 $1,232,058       $8,396
================================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2010:

--------------------------------------------------------------------------------
                                                                     2010
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                        $2,517,292
Undistributed long-term gain                                            681,316
Unrealized depreciation                                                (451,092)
--------------------------------------------------------------------------------
   Total                                                              2,747,516
================================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships.

28     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $1,078 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2010.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     29
     of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended August 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and January 1, 2011 for Class C shares and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $571 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2010.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $  776
Class C                                                                      125
Class Y                                                                      120
--------------------------------------------------------------------------------
   Total                                                                  $1,021
================================================================================

30     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $438 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2010.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19 in distribution fees payable to PFD at August 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2010, no CDSCs were paid to PFD.

5.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     31

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Disciplined Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Value Fund (the Fund, formerly Pioneer Research Value Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/Ernst + Young LLP

Boston, Massachusetts
October 26, 2010

32     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

ADDITIONAL LANGUAGE (unaudited)

For the year ended August 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 40.87%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0.0% and 77.11%, respectively.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     33

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

34     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

Interested Trustees
---------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation(s)                                              Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment          None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                            sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of Fidu-
                            ciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);        None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM (2005
                            - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                  Pioneer Disciplined Value Fund | Annual Report | 8/31/10    35

Independent Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
David R. Bock (66)          Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)           Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships Held
 Name and Age               Principal Occupation(s)                                              by this Trustee
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)          Interim Chief Executive Officer, Oxford Analytica, Inc.              Director of Enterprise Com-
                            (privately held research and consulting company) (2010 -             munity Investment, Inc.
                            present); Managing Partner, Federal City Capital Advisors            (privately-held affordable
                            (corporate advisory services company) (1997 - 2004 and 2008 -        housing finance company) (1985
                            present); Executive Vice President and Chief Financial Officer,      - present); Director of Oxford
                            I-trax, Inc. (publicly traded health care services company)          Analytica, Inc. (2008 -
                            (2004 - 2007); and Executive Vice President and Chief Financial      present); and Director of New
                            Officer, Pedestal Inc. (internet-based mortgage trading company)     York Mortgage Trust
                            (2000 - 2002)                                                        (publicly traded mortgage
                                                                                                 REIT) (2004 - 2009)
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)           President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                            sory firm) (1991 - present); Managing Director, Federal Housing      tional, Inc. (2008 - present);
                            Finance Board (oversight of Federal Home Loan Bank system) (1989     Director of Discover Financial
                            - 1991); Vice President and Head of International Finance,           Services (credit card issuer
                            Federal National Mortgage Association (1988 - 1989); U.S.            and electronic payment
                            Alternate Executive Director, International Monetary Fund (1984 -    services) (2007 - present);
                            1988); Executive Assistant to Deputy Secretary of the U.S.           Former Director of Briggs &
                            Treasury, U.S. Treasury Department (1982 - 1984); and Vice           Stratton Co. (engine
                            President and Team Leader in Corporate Banking, Bankers Trust Co.    manufacturer) (2004 - 2009);
                            (1976 - 1982)                                                        Director of UAL Corporation
                                                                                                 (airline holding company)
                                                                                                 (2006 - present); Director of
                                                                                                 Man- Tech International
                                                                                                 Corporation (national
                                                                                                 security, defense, and
                                                                                                 intelligence technology firm)
                                                                                                 (2006 -
---------------------------------------------------------------------------------------------------------------------------------

36    Pioneer Disciplined Value Fund | Annual Report | 8/31/10

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
Mary K. Bush (continued)
--------------------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee                  Trustee since 2008.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships Held
Name and Age                Principal Occupation(s)                                              by this Trustee
-------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                         present); Member, Board of
                                                                                                 Governors, Investment
                                                                                                 Company Institute (2007 -
                                                                                                 present); Former Director of
                                                                                                 Brady Corporation (2000 -
                                                                                                 2007); Former Director of
                                                                                                 Mortgage Guaranty Insur-
                                                                                                 ance Corporation (1991 -
                                                                                                 2006); Former Director of
                                                                                                 Millennium Chemicals, Inc.
                                                                                                 (commodity chemicals)
                                                                                                 (2002 - 2005); Former
                                                                                                 Director, R.J. Reynolds
                                                                                                 Tobacco Holdings, Inc.
                                                                                                 (tobacco) (1999 - 2005);
                                                                                                 and Former Director of
                                                                                                 Texaco, Inc. (1997 - 2001)
-------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   William Joseph Maier Professor of Political Economy, Harvard         Trustee, Mellon Institutional
                            University (1972 - present)                                          Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversaw
                                                                                                 17 portfolios in fund com-
                                                                                                 plex) (1989 - 2008)
-------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Value Fund | Annual Report | 8/31/10  37

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee                  Trustee since 2006.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Stephen K. West (81)        Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships Held
Name and Age                Principal Occupation(s)                                              by this Trustee
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm) (1982 - present); and
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-     Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);      cial Solutions, Inc. (investor
                            Private investor (2004 - 2008); and Senior Executive Vice Presi-     communications and securi-
                            dent, The Bank of New York (financial and securities services)       ties processing provider for
                            (1986 - 2004)                                                        financial services industry)
                                                                                                 (2009 - present); and
                                                                                                 Director, Quadriserv, Inc.
                                                                                                 (2005 - present)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm) (1981 - present)                      High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company) (2004 - present);
                                                                                                 and Member, Board of Gov-
                                                                                                 ernors, Investment Company
                                                                                                 Institute (2000 - 2006)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -           Director, The Swiss Helvetia
                            present); and Partner, Sullivan & Cromwell LLP (prior to 1998)       Fund, Inc. (closed-end
                                                                                                 investment company); and
                                                                                                 Director, AMVESCAP, PLC
                                                                                                 (investment manager)
                                                                                                 (1997 - 2005)
-------------------------------------------------------------------------------------------------------------------------------

38    Pioneer Disciplined Value Fund | Annual Report | 8/31/10

Fund Officers

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (45)  Secretary                Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)      Assistant Secretary      Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Thomas Reyes (47)           Assistant Secretary      Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)        Treasurer                Since 2008. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Treasurer      Since 2005. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)          Assistant Treasurer      Since 2005. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------

Fund Officers
---------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation(s)                                              Held by this Officer
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)  Vice President and Associate General Counsel of Pioneer since        None
                            January 2008 and Secretary of all of the Pioneer Funds since
                            June 2010; Assistant Secretary of all of the Pioneer Funds from
                            September 2003 to May 2010; and Vice President and Senior
                            Counsel of Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)      Fund Governance Director of Pioneer since December 2006 and          None
                            Assistant Secretary of all the Pioneer Funds since June 2010;
                            Manager -- Fund Governance of Pioneer from December 2003 to
                            November 2006; and Senior Paralegal of Pioneer from January
                            2000 to November 2003
---------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)           Counsel of Pioneer since June 2007 and Assistant Secretary of        None
                            all the Pioneer Funds since June 2010; and Vice President and
                            Counsel at State Street Bank from October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)        Vice President -- Fund Accounting, Administration and Controller-    None
                            ship Services of Pioneer; and Treasurer of all of the Pioneer
                            Funds since March 2008; Deputy Treasurer of Pioneer from
                            March 2004 to February 2008; Assistant Treasurer of all of the
                            Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                            from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Vice President -- Fund Accounting, Administration and      None
                            Controllership Services of Pioneer; and Assistant Treasurer of all
                            of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)          Fund Accounting Manager -- Fund Accounting, Administration
                            and Controllership Services of Pioneer; and Assistant Treasurer of
                            all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------

                    Pioneer Disciplined Value Fund | Annual Report | 8/31/10  39

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (30)       Assistant Treasurer      Since 2009. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (57)        Chief Compliance         Since 2010. Serves
                            Officer                  at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation(s)                                              Held by this Officer
---------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)       Fund Administration Manager -- Fund Accounting, Administration       None
                            and Controllership Services since November 2008; Assistant
                            Treasurer of all of the Pioneer Funds since January 2009; and
                            Client Service Manager -- Institutional Investor Services at State
                            Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)        Chief Compliance Officer of Pioneer and of all the Pioneer Funds     None
                            since March 2010; Director of Adviser and Portfolio Compliance
                            at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                            October 2005
---------------------------------------------------------------------------------------------------------------------

40    Pioneer Disciplined Value Fund | Annual Report | 8/31/10

                    This page for your notes.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     41

                    This page for your notes.

42     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

                    This page for your notes.

                 Pioneer Disciplined Value Fund | Annual Report | 8/31/10     43

                    This page for your notes.

44     Pioneer Disciplined Value Fund | Annual Report | 8/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Disciplined
Growth Fund

Annual Report | August 31, 2010

Ticker Symbols:
Class A   SRSGX
Class C   PRGCX
Class Y   PRGYX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            7

Prices and Distributions                                                     8

Performance Update                                                           9

Comparing Ongoing Fund Expenses                                             12

Schedule of Investments                                                     14

Financial Statements                                                        20

Notes to Financial Statements                                               27

Report of Independent Registered Public Accounting Firm                     33

Trustees, Officers and Service Providers                                    35

                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     3

Portfolio Management Discussion | 8/31/10

After a robust rally that began in March of 2009 and lasted into early 2010, equity markets retrenched in the wake of weaker economic data, as fears that the U.S. economy was in danger of suffering a "double-dip" recession weighed on investors' minds. In the following interview, Paul Cloonan, head of equity research, U.S., Ashesh ("Ace") Savla, vice president and senior quantitative research analyst, and Diego Franzin, head of quantitative research and management, discuss the market environment and other factors that affected Pioneer Disciplined Growth Fund's performance over the 12 months ended August 31, 2010. Mr. Cloonan, Mr. Savla and Mr. Franzin are responsible for the day-to-day management of the Fund.

Q How did the Fund perform over the 12 months ended August 31, 2010?

A The Fund's Class A shares returned 5.48% at net asset value over the 12 months ended August 31, 2010, while the Fund's benchmark, the Russell 1000 Growth Index, returned 6.14%. Over the same period, the 845 mutual funds in Lipper's Large Cap Growth Funds category had an average return of 3.88%.

Q What characterized the investment environment for equities during the 12 months ended August 31, 2010?

A Equity markets rebounded from March of 2009 until April of 2010, as investors were optimistic that there would be a continued economic recovery in the U.S. and global economies that would help support corporate earnings growth and a recovery in stock valuations. The earlier optimism began to fade in May of 2010, however, when several concerns commanded investors attention, such as fiscal problems in Europe, slowing growth in China, increased regulation and taxation in the U.S., and the potential for a "double-dip" global recession. Those issues led to broad-based risk aversion among investors and increased selling pressure.

Q What were some of the investment decisions that had the most positive impact on Fund performance during the 12 months ended August 31, 2010?

A Stock selection in health care and information technology, the two largest portions of the growth stock universe, provided strong returns for the Fund over the 12 months ended August 31, 2010. The Fund saw good results, particularly from stock selection in technology hardware and in the pharmaceutical industry.

   Within information technology, Apple was the most prominent contributor to the Fund's performance during the 12-month period ended August 31,

4     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

   2010, as its share price rose along with the success of its latest iPhone, iPod, iPad, and computer products. Other top performers for the Fund during the period included Citrix Systems and Cisco Systems. We have maintained the Fund's investments in all those companies as of August 31, 2010.

   In health care, the Fund's performance received significant help from investments in biotechnology firm Alexion Pharmaceuticals, and Bristol-Myers Squibb.

Q What were some of the main detractors from the Fund's benchmark-relative performance during the 12 months ended August 31, 2010?

A Underperformance of the benchmark Russell 1000 Growth Index was driven largely by stock selection in financials and industrials, which included several disappointments for the Fund during the 12-month period. Within financials, the most notable underperformers included Lazard and State Street Bank. We eliminated the Fund's investment in State Street. In industrials, Textron was a major detractor from the Fund's performance during the 12 months ended August 31, 2010.

Q Given the somewhat disappointing economic reports released during the latter part of the Fund's fiscal year ended August 31, 2010, has your outlook changed at all compared with six months ago, when the Fund's semiannual report was published?

A We believe that economic growth may not be as strong as we had expected earlier in the year. We continue to believe, however, that the U.S. economy will continue to grow and that the overall economic environment will still support corporate earnings growth. In addition, corporate balance sheets and cash flow are strong, which may lead to increased merger and acquisition activity, share repurchases and dividend increases. We believe valuations of U.S. equities are attractive and we are optimistic about the prospects for U.S. equity returns.

   We will continue to focus our efforts on stock picking, which we feel is our key competitive advantage and the primary performance driver for the Fund over the long term. Our approach to stock picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle and in a variety of market conditions.

Please refer to the Schedule of Investments on pages 14-19 for a full listing of Fund securities.

Small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of

                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     5
other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

6     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Portfolio Summary | 8/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                            98.5%
Temporary Cash Investments                                     1.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                        30.6%
Consumer Discretionary                                        14.6%
Industrials                                                   12.8%
Health Care                                                   10.8%
Consumer Staples                                              10.5%
Energy                                                        10.1%
Financials                                                     5.1%
Materials                                                      4.8%
Telecommunication Services                                     0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Apple, Inc.                                            4.66%
 2.    Exxon Mobil Corp.                                      4.66
 3.    Philip Morris International, Inc.                      3.93
 4.    Google, Inc.                                           3.72
 5.    McDonald's Corp.                                       3.67
 6.    Microsoft Corp.                                        3.38
 7.    Oracle Corp.                                           3.33
 8.    Qualcomm, Inc.                                         3.19
 9.    3M Co.                                                 3.08
10.    Freeport-McMoRan Copper & Gold, Inc. (Class B)         2.87

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     7

Prices and Distributions | 8/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class                      8/31/10                    8/31/09
--------------------------------------------------------------------------------
       A                         $8.82                       $8.59
--------------------------------------------------------------------------------
       C                         $8.71                       $8.54
--------------------------------------------------------------------------------
       Y                         $8.86                       $8.62
--------------------------------------------------------------------------------

Distributions per Share: 9/1/09-8/31/10
--------------------------------------------------------------------------------

                  Net Investment       Short-Term         Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A             $0.0274            $0.2183           $0.0026
--------------------------------------------------------------------------------
       C             $  --              $0.2183           $0.0026
--------------------------------------------------------------------------------
       Y             $0.0446            $0.2183           $0.0026
--------------------------------------------------------------------------------

8     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------

                                         Net Asset       Public Offering
Period                                   Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                               0.15%           -1.11%
1 Year                                   5.48            -0.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         10.79%          1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Disciplined       Russell 1000
                           Growth Fund               Growth Index
12/31/2005                  $9,425                   $10,000
 8/31/2006                  $9,779                   $10,022
 8/31/2007                 $11,803                   $11,796
 8/31/2008                 $10,619                   $10,998
 8/31/2009                  $9,170                    $9,154
 8/31/2010                  $9,672                    $9,717

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     9

Performance Update | 8/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------

                                         If              If
Period                                   Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/16/08)                                -4.04%          -4.04%
1 Year                                    4.49            4.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         11.44%          2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Disciplined       Russell 1000
                           Growth Fund               Growth Index
7/31/2008                  $10,000                   $10,000
8/31/2008                  $10,205                   $10,108
8/31/2009                   $8,741                    $8,414
8/31/2010                   $9,133                    $8,931

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2011, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

10     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------

                                         If              If
Period                                   Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                               -0.23%          -0.23%
1 Year                                    5.78            5.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         1.70%           0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

                           Pioneer Disciplined       Russell 1000
                           Growth Fund               Growth Index
12/31/2005                 $5,000,000                $5,000,000
 8/31/2006                 $5,188,583                $5,010,842
 8/31/2007                 $6,184,682                $5,897,918
 8/31/2008                 $5,501,150                $5,498,795
 8/31/2009                 $4,767,379                $4,577,221
 8/31/2010                 $5,042,718                $4,858,460

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2011, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000(R) Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide  your  account  value by $1,000
     Example:  an $8,600  account  value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from March 1, 2010 through August 31, 2010.

Share Class                          A               C               Y
Beginning Account                $1,000.00       $1,000.00       $1,000.00
Value on 3/1/10
--------------------------------------------------------------------------------
Ending Account Value               $967.09         $962.51         $968.33
(after expenses) on 8/31/10
--------------------------------------------------------------------------------
Expenses Paid                        $6.02          $10.44           $4.47
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.11% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2010 through August 31, 2010.

Share Class                          A               C               Y
Beginning Account                $1,000.00       $1,000.00       $1,000.00
Value on 3/1/10
--------------------------------------------------------------------------------
Ending Account Value             $1,018.90       $1,014.57       $1,020.67
(after expenses) on 8/31/10
--------------------------------------------------------------------------------
Expenses Paid                        $6.36          $10.71           $4.58
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.11% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     13

Schedule of Investments | 8/31/10

Shares                                                            Value
-----------------------------------------------------------------------------
               COMMON STOCKS -- 95.4%
               ENERGY -- 9.6%
               Integrated Oil & Gas -- 4.4%
    23,300     Exxon Mobil Corp.                                  $ 1,378,428
-----------------------------------------------------------------------------
               Oil & Gas Drilling -- 1.3%
    24,800     Nabors Industries, Inc.*                           $   388,864
-----------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 1.9%
    20,800     Halliburton Co.*                                   $   586,768
-----------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 2.0%
     6,900     Apache Corp.                                       $   619,965
                                                                  -----------
               Total Energy                                       $ 2,974,025
-----------------------------------------------------------------------------
               MATERIALS -- 4.6%
               Diversified Metals & Mining -- 2.7%
    11,800     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $   849,364
-----------------------------------------------------------------------------
               Paper Packaging -- 1.9%
    25,600     Packaging Corp. of America                         $   570,624
                                                                  -----------
               Total Materials                                    $ 1,419,988
-----------------------------------------------------------------------------
               CAPITAL GOODS -- 10.1%
               Aerospace & Defense -- 2.3%
    11,119     United Technologies Corp.                          $   725,070
-----------------------------------------------------------------------------
               Construction & Engineering -- 1.1%
    14,445     KBR, Inc.                                          $   335,124
-----------------------------------------------------------------------------
               Industrial Conglomerates -- 4.7%
    11,600     3M Co.                                             $   911,180
    31,900     Textron, Inc.                                          543,895
                                                                  -----------
                                                                  $ 1,455,075
-----------------------------------------------------------------------------
               Industrial Machinery -- 2.0%
    12,800     Kennametal, Inc.                                   $   322,560
     5,400     SPX Corp.                                              302,724
                                                                  -----------
                                                                  $   625,284
                                                                  -----------
               Total Capital Goods                                $ 3,140,553
-----------------------------------------------------------------------------
               TRANSPORTATION -- 2.1%
               Railroads -- 2.1%
     9,000     Union Pacific Corp.                                $   656,460
                                                                  -----------
               Total Transportation                               $   656,460
-----------------------------------------------------------------------------
               CONSUMER SERVICES -- 5.6%
               Restaurants -- 5.6%
    14,837     McDonald's Corp.                                   $ 1,083,991
    27,800     Starbucks Corp.                                        639,122
                                                                  -----------
                                                                  $ 1,723,113
                                                                  -----------
               Total Consumer Services                            $ 1,723,113
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Shares                                                    Value
---------------------------------------------------------------------
               MEDIA -- 1.6%
               Broadcasting -- 1.6%
    35,800     CBS Corp. (Class B)                        $   494,756
                                                          -----------
               Total Media                                $   494,756
---------------------------------------------------------------------
               RETAILING -- 6.7%
               Apparel Retail -- 1.6%
    29,800     Gap, Inc.                                  $   503,322
---------------------------------------------------------------------
               General Merchandise Stores -- 2.5%
    15,200     Target Corp.                               $   777,632
---------------------------------------------------------------------
               Internet Retail -- 2.6%
     6,500     Amazon.Com, Inc.*                          $   811,395
                                                          -----------
               Total Retailing                            $ 2,092,349
---------------------------------------------------------------------
               FOOD & DRUG RETAILING -- 2.6%
               Hypermarkets & Supercenters -- 2.6%
    15,874     Wal-Mart Stores, Inc.                      $   795,922
                                                          -----------
               Total Food & Drug Retailing                $   795,922
---------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 5.6%
               Packaged Foods & Meats -- 1.9%
    12,616     Hershey Foods Corp.                        $   586,266
---------------------------------------------------------------------
               Tobacco -- 3.7%
    22,600     Philip Morris International, Inc.          $ 1,162,544
                                                          -----------
               Total Food, Beverage & Tobacco             $ 1,748,810
---------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 1.8%
               Personal Products -- 1.8%
     9,700     Estee Lauder Co.                           $   543,879
                                                          -----------
               Total Household & Personal Products        $   543,879
---------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 5.5%
               Health Care Equipment -- 2.0%
    14,700     Baxter International, Inc.                 $   625,632
---------------------------------------------------------------------
               Managed Health Care -- 3.5%
    18,600     Aetna, Inc.                                $   496,992
    18,428     United Healthcare Group, Inc.                  584,536
                                                          -----------
                                                          $ 1,081,528
                                                          -----------
               Total Health Care Equipment & Services     $ 1,707,160
---------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 4.8%
               Biotechnology -- 3.4%
    11,286     Alexion Pharmaceuticals, Inc.*             $   637,320
     8,174     Amgen, Inc.*                                   417,201
                                                          -----------
                                                          $ 1,054,521
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     15

--------------------------------------------------------------------
Shares                                                   Value
               Pharmaceuticals -- 1.4%
    25,800     Mylan, Inc.*(b)                           $   442,728
                                                         -----------
               Total Pharmaceuticals & Biotechnology     $ 1,497,249
--------------------------------------------------------------------
               BANKS -- 0.8%
               Diversified Banks -- 0.8%
    10,000     Wells Fargo & Co.                         $   235,500
                                                         -----------
               Total Banks                               $   235,500
--------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 2.7%
               Asset Management & Custody Banks -- 1.4%
     4,600     Franklin Resources, Inc.                  $   443,946
--------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.3%
    12,500     Lazard, Ltd.                              $   390,750
                                                         -----------
               Total Diversified Financials              $   834,696
--------------------------------------------------------------------
               INSURANCE -- 1.4%
               Property & Casualty Insurance -- 1.4%
     8,200     ACE, Ltd.                                 $   438,454
                                                         -----------
               Total Insurance                           $   438,454
--------------------------------------------------------------------
               SOFTWARE & SERVICES -- 14.4%
               Application Software -- 2.7%
    14,525     Citrix Systems, Inc.*                     $   841,579
--------------------------------------------------------------------
               Internet Software & Services -- 5.3%
     2,445     Google, Inc.*                             $ 1,100,299
    40,500     Yahoo!, Inc.*                                 529,740
                                                         -----------
                                                         $ 1,630,039
--------------------------------------------------------------------
               Systems Software -- 6.4%
    42,521     Microsoft Corp.                           $   998,393
    45,054     Oracle Corp.                                  985,782
                                                         -----------
                                                         $ 1,984,175
                                                         -----------
               Total Software & Services                 $ 4,455,793
--------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 11.3%
               Communications Equipment -- 3.1%
    24,600     Qualcomm, Inc.                            $   942,426
--------------------------------------------------------------------
               Computer Hardware -- 5.9%
     5,666     Apple, Inc.*                              $ 1,378,934
    39,200     Dell, Inc.*                                   461,384
                                                         -----------
                                                         $ 1,840,318
--------------------------------------------------------------------
               Electronic Equipment & Instruments -- 1.2%
    15,100     Flir Systems, Inc.*                       $   379,312
--------------------------------------------------------------------
               Office Electronics -- 1.1%
    42,500     Xerox Corp.                               $   358,700
                                                         -----------
               Total Technology Hardware & Equipment     $ 3,520,756
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Shares                                                                   Value
------------------------------------------------------------------------------------
               SEMICONDUCTORS -- 3.5%
               Semiconductors -- 3.5%
    42,000     Intel Corp.                                               $   744,240
    52,700     ON Semiconductor Corp.*                                       325,686
                                                                         -----------
                                                                         $ 1,069,926
                                                                         -----------
               Total Semiconductors                                      $ 1,069,926
------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 0.7%
               Integrated Telecommunication Services -- 0.7%
     7,400     Verizon Communications, Inc.                              $   218,374
                                                                         -----------
               Total Telecommunication Services                          $   218,374
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $27,970,309)                                        $29,567,763
------------------------------------------------------------------------------------

Principal
Amount
------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 1.4%
                Securities Lending Collateral -- 1.4% (c)
                Certificates of Deposit:
 $   12,788     Bank of Nova Scotia, 0.47%, 9/7/10                       $    12,788
      8,952     BBVA Group NY, 0.51%, 7/26/11                                  8,952
     12,788     BNP Paribas Bank NY, 0.38%, 11/8/10                           12,788
      6,394     DNB Nor Bank ASA NY, 0.27%, 11/10/10                           6,394
     12,788     Nordea NY, 0.5%, 12/10/10                                     12,788
     12,788     RoboBank Netherland NV NY, 0.44%, 8/8/11                      12,788
     12,788     Royal Bank of Canada NY, 0.26%, 1/21/11                       12,788
     12,788     SocGen NY, 0.34%, 11/10/10                                    12,788
      6,394     Svenska NY, 0.275%, 11/12/10                                   6,394
                                                                         -----------
                                                                         $    98,468
------------------------------------------------------------------------------------
                Commercial Paper:
      7,673     American Honda Finance, 0.33%, 5/4/11                    $     7,673
      5,147     American Honda Finance, 1.29%, 6/20/11                         5,147
      4,707     Australia & New Zealand Banking Group, 1.04%, 8/4/11           4,707
      6,079     Caterpillar Financial Services Corp., 1.29%, 6/24/11           6,079
     14,067     CBA, 0.56%, 1/3/11                                            14,067
      2,556     CHARFD, 0.38%, 10/15/10                                        2,556
      8,944     CHARFD, 0.31%, 12/14/10                                        8,944
      5,113     CLIPPR, 0.45%, 10/8/10                                         5,113
      7,667     CLIPPR, 0.28%, 12/1/10                                         7,667
      7,673     CLIPPR, 0.45%, 9/1/10                                          7,673
      4,128     FAIRPP, 0.3%, 11/9/10                                          4,128
      5,112     FASCO, 0.27%, 12/1/10                                          5,112
      5,882     FASCO, 0.45%, 9/9/10                                           5,882
      6,394     FASCO, 0.46%, 9/2/10                                           6,394
     12,790     Federal Home Loan Bank, 0.37%, 6/1/11                         12,790
      6,394     GE Corp., 0.548%, 1/26/11                                      6,394

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     17

Principal
Amount                                                            Value
-----------------------------------------------------------------------------
              Commercial Paper -- (continued):
 $   1,278    General Electric Capital Corp., 0.61%, 6/6/11       $     1,278
     1,394    General Electric Capital Corp., 0.59%, 10/6/10            1,394
     1,384    General Electric Capital Corp., 0.62%, 10/21/10           1,384
    10,808    JPMorgan Chase & Co., 0.89%, 09/24/10                    10,808
     6,393    RANGER, 0.25%, 9/13/10                                    6,393
    10,224    SANTANDER, 0.43%, 10/22/10                               10,224
     2,556    SRCPP, 0.38%, 10/12/10                                    2,556
     3,835    STRAIT, 0.36%, 10/4/10                                    3,835
     6,391    TBLLC, 0.38%, 10/12/10                                    6,391
     6,394    TBLLC, 0.24%, 9/10/10                                     6,394
    12,788    Toyota Motor Credit Corp., 0.29%, 1/10/11                12,788
    12,781    VARFUN, 0.35%, 10/25/10                                  12,781
     7,673    Wachovia, 0.69%, 3/22/11                                  7,673
    12,788    Westpac, 0.50%, 07/29/11                                 12,788
     5,115    WFC, 0.61%, 12/2/10                                       5,115
                                                                  -----------
                                                                  $   212,128
-----------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
    23,457    Barclays Capital Markets, 0.24%, 9/1/10             $    23,456
    31,970    Deutsche Bank Securities, Inc., 0.24%, 9/1/10            31,970
    12,788    HSBC Bank USA NA, 0.24%, 9/1/10                          12,788
    25,576    RBS Securities, Inc., 0.25%, 9/1/10                      25,576
                                                                  -----------
                                                                  $    93,790
-----------------------------------------------------------------------------

 Shares
-----------------------------------------------------------------------------
               Money Market Mutual Funds:
  12,788       BlackRock Liquidity Temporary Cash Fund            $    12,788
  12,788       Dreyfus Preferred Money Market Fund                     12,788
  12,788       Fidelity Prime Money Market Fund                        12,788
                                                                  -----------
                                                                  $    38,364
-----------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $442,750)                                    $   442,750
-----------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 96.8%
               (Cost $28,413,059) (a)                             $30,010,513
-----------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 3.2%               $   995,604
-----------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                         $31,006,117
=============================================================================

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

18     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

(a) At August 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $28,420,522 was as follows:

       Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                   $3,097,385
       Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                  (1,507,394)
                                                                     ----------
       Net unrealized gain                                           $1,589,991
                                                                     ==========

(b)   At August 31, 2010, the following security was out on loan:

 Shares             Description                                         Value
--------------------------------------------------------------------------------
 25,300             Mylan, Inc.*                                       $434,148

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2010 aggregated $31,620,272 and $32,413,528, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund's assets:

                                  Level 1        Level 2       Level 3       Total
-------------------------------------------------------------------------------------
Common Stocks                  $29,567,763      $     --         $--      $29,567,763
Temporary Cash Investments              --       404,386          --          404,386
Money Market Mutual Funds           38,364            --          --           38,364
-------------------------------------------------------------------------------------
Total                          $29,606,127      $404,386         $--      $30,010,513
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     19

Statement of Assets and Liabilities | 8/31/10

ASSETS:
  Investment in securities (including securities loaned of $434,148)
   (cost $28,413,059)                                                $30,010,513
  Cash                                                                   703,588
  Receivables --
   Fund shares sold                                                    1,012,853
   Dividends                                                              64,026
   Due from Pioneer Investment Management, Inc.                           21,059
  Other                                                                   23,521
--------------------------------------------------------------------------------
     Total assets                                                    $31,835,560
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                           $   317,355
   Upon return of securities loaned                                      442,750
  Due to affiliates                                                       18,827
  Accrued expenses                                                        50,511
--------------------------------------------------------------------------------
     Total liabilities                                               $   829,443
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                    $25,821,497
  Undistributed net investment income                                    146,686
  Accumulated net realized gain on investments                         3,440,480
  Net unrealized gain on investments                                   1,597,454
--------------------------------------------------------------------------------
     Total net assets                                                $31,006,117
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $962,258/109,142 shares)                         $      8.82
  Class C (based on $320,417/36,802 shares)                          $      8.71
  Class Y (based on $29,723,442/3,354,082 shares)                    $      8.86
MAXIMUM OFFERING PRICE:
  Class A ($8.82 [divided by] 94.25%)                                $      9.36
================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Statement of Operations

For the Year Ended 8/31/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $276)                  $507,625
  Income from securities loaned, net                                      168
------------------------------------------------------------------------------------------------
     Total investment income                                                         $   507,793
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $203,259
  Transfer agent fees
   Class A                                                              1,506
   Class C                                                                566
   Class Y                                                                348
  Distribution fees
   Class A                                                              2,263
   Class C                                                              3,103
  Shareholder communications expense                                    1,002
  Administrative reimbursements                                         9,793
  Custodian fees                                                        5,253
  Registration fees                                                    54,438
  Professional fees                                                    48,048
  Printing expense                                                     28,628
  Fees and expenses of nonaffiliated trustees                           6,695
  Miscellaneous                                                         2,847
------------------------------------------------------------------------------------------------
   Total expenses                                                                    $   367,749
   Less fees waived and expenses reimbursed by Pioneer Investment
     Management, Inc.                                                                    (79,308)
------------------------------------------------------------------------------------------------
   Net expenses                                                                      $   288,441
------------------------------------------------------------------------------------------------
     Net investment income                                                           $   219,352
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                   $ 3,970,790
------------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                                       $(2,313,496)
------------------------------------------------------------------------------------------------
  Net gain on investments                                                            $ 1,657,294
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $ 1,876,646
================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     21

Statements of Changes in Net Assets

For the Years Ended 8/31/10 and 8/31/09, respectively

                                                            Year Ended        Year Ended
                                                              8/31/10           8/31/09
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   219,352       $    75,608
Net realized gain on investments                              3,970,790           232,637
Change in net unrealized gain (loss) on investments          (2,313,496)        3,893,009
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 1,876,646       $ 4,201,254
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.03 and $0.02 per share, respectively)        $    (2,401)      $    (1,454)
   Class Y ($0.04 and $0.02 per share, respectively)           (145,392)             (575)
Net realized gain:
   Class A ($0.22 and $0.00 per share, respectively)            (18,710)               --
   Class C ($0.22 and $0.00 per share, respectively)             (6,699)               --
   Class Y ($0.22 and $0.00 per share, respectively)           (719,567)               --
------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (892,769)      $    (2,029)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 5,148,984       $24,339,642
Reinvestment of distributions                                     8,461             1,503
Cost of shares repurchased                                   (4,230,421)         (505,317)
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                           $   927,024       $23,835,828
------------------------------------------------------------------------------------------
   Net increase in net assets                               $ 1,910,901       $28,035,053
NET ASSETS:
Beginning of year                                            29,095,216         1,060,163
------------------------------------------------------------------------------------------
End of year                                                 $31,006,117       $29,095,216
------------------------------------------------------------------------------------------
Undistributed net investment income                         $   146,686       $    75,143
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

                              '10 Shares     '10 Amount        '09 Shares       '09 Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                      63,227      $  580,772            22,325       $   163,626
Reinvestment of
  distributions                     814           7,432               222             1,454
Less shares repurchased         (32,509)       (312,703)             (155)           (1,299)
-------------------------------------------------------------------------------------------
   Net increase                  31,532      $  275,501            22,392       $   163,781
===========================================================================================
Class C
Shares sold                      10,745      $   98,136             4,195       $    30,863
Reinvestment of
  distributions                     114           1,029                --                --
Less shares repurchased          (3,919)        (35,694)               --                --
-------------------------------------------------------------------------------------------
   Net increase                   6,940      $   63,471             4,195       $    30,863
===========================================================================================
Class Y
Shares sold                     492,149      $4,470,076         3,303,383       $24,145,202
Less shares repurchased        (405,802)     (3,882,024)          (60,977)         (504,018)
-------------------------------------------------------------------------------------------
   Net increase                  86,347      $  588,052         3,242,406       $23,641,184
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     23

Financial Highlights

                                                                                                                   12/15/05 (a)
                                                           Year Ended    Year Ended   Year Ended     Year Ended       to
                                                            8/31/10       8/31/09      8/31/08        8/31/07       8/31/06
Class A
Net asset value, beginning of period                         $ 8.59       $  9.98       $ 12.25       $ 10.18       $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $ 0.03       $  0.02       $  0.02       $  0.01       $  0.02
 Net realized and unrealized gain (loss) on investments        0.45         (1.39)        (1.12)         2.09          0.16
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $ 0.48       $ (1.37)      $ (1.10)      $  2.10       $  0.18
Distributions to shareowners:
 Net investment income                                        (0.03)        (0.02)           --         (0.03)           --
 Net realized gain                                            (0.22)           --         (1.17)           --            --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ 0.23       $ (1.39)      $ (2.27)      $  2.07       $  0.18
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 8.82       $  8.59       $  9.98       $ 12.25       $ 10.18
===============================================================================================================================
Total return*                                                  5.48%       (13.64)%      (10.03)%       20.69%         1.80%(b)
Ratio of net expenses to average net assets                    1.25%         1.25%         1.25%         1.25%         1.25%**
Ratio of net investment income to average net assets           0.39%         0.39%         0.22%         0.09%         0.30%**
Portfolio turnover rate                                         104%          106%           92%           95%           73%(b)
Net assets, end of period (in thousands)                     $  962       $   667       $   551       $   613       $   509
Ratios with no waiver of fees and assumption
 of expenses by the Adviser and no reduction
 for fees paid indirectly:
 Net expenses                                                  1.66%        10.79%        16.35%        13.49%        21.63%**
 Net investment loss                                          (0.02)%       (9.15)%      (14.88)%      (12.15)%      (20.08)%**
===============================================================================================================================

(a)  The Fund commenced operations on December 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

                                                                                        7/17/08 (a)
                                                             Year Ended   Year Ended       to
                                                              8/31/10       8/31/09      8/31/08
 Class C
 Net asset value, beginning of period                          $ 8.54       $  9.97       $ 9.74
---------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                          $(0.05)      $ (0.03)      $ 0.00(c)
  Net realized and unrealized gain (loss) on investments         0.44         (1.40)        0.23
---------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                               $ 0.39       $ (1.43)      $ 0.23
 Distributions to shareowners:
  Net realized gain                                             (0.22)           --           --
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                    $ 0.17       $ (1.43)      $ 0.23
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $ 8.71       $  8.54       $ 9.97
===================================================================================================
 Total return*                                                   4.49%       (14.34)%       2.36%(b)
 Ratio of net expenses to average net assets                     2.11%         2.15%        1.83%**
 Ratio of net investment loss to average net assets             (0.48)%       (0.52)%      (0.05)%**
 Portfolio turnover rate                                          104%          106%          92%(b)
 Net assets, end of period (in thousands)                      $  320       $   255       $  256
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Net expenses                                                   2.36%        11.44%       30.50%**
  Net investment loss                                           (0.73)%       (9.82)%     (28.72)%**
===================================================================================================

(a)  Class C shares were first publicly offered on July 17, 2008.
(b)  Not annualized.
(c)  The amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     25

                                                                                       7/31/08 (a)
                                                           Year Ended    Year Ended    to
                                                           8/31/10       8/31/09       8/31/08
Class Y
Net asset value, beginning of period                       $  8.62       $   9.98      $  9.87
--------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.07       $   0.03      $  0.01
 Net realized and unrealized gain (loss) on investments       0.43          (1.37)        0.10
--------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment
     operations                                            $  0.50       $  (1.34)     $  0.11
Distributions to shareowners:
 Net investment income                                       (0.04)         (0.02)          --
 Net realized gain                                           (0.22)            --           --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.24       $  (1.36)     $  0.11
--------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  8.86       $   8.62      $  9.98
==================================================================================================
Total return*                                                 5.78%        (13.34)%       1.11%(b)
Ratio of net expenses to average net assets                   0.90%          0.90%        0.90%**
Ratio of net investment income to average net assets          0.72%          0.88%        1.60%**
Portfolio turnover rate                                        104%           106%          92%(b)
Net assets, end of period (in thousands)                   $29,723       $ 28,173      $   253
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 1.15%          1.70%       20.69%**
 Net investment income (loss)                                 0.47%          0.07%      (18.19)%**
==================================================================================================

(a)  Class Y shares were first publicly offered on July 31, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

26     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Notes to Financial Statements | 8/31/10

1.   Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund, formerly Pioneer Research Growth Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     27
of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At August 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

28     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At August 31, 2010, the Fund reclassified $16 to decrease undistributed net investment income and $16 to increase accumulated net realized gain, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax-basis.

     The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

                                                             2010           2009
Distributions paid from:
Ordinary income                                          $884,001         $2,029
Long-term capital gain                                      8,768             --
--------------------------------------------------------------------------------
  Total                                                  $892,769         $2,029
================================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2010:

                                                                            2010
Distributable earnings:
Undistributed ordinary income                                         $2,636,857
Undistributed long-term gain                                             957,772
Unrealized appreciation                                                1,589,991
--------------------------------------------------------------------------------
  Total                                                               $5,184,620
================================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax-basis adjustments on partnerships.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     29

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $742 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2010.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares reflect different transfer agent and distribution expense rates.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the

30     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10
     right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended August 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and January 1, 2011 for Class C shares and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,377 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2010.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2010, such out-of-pocket expenses by class of shares were as follows:

Shareholder Communications:
Class A                                                                   $  839
Class C                                                                       85
Class Y                                                                       78
--------------------------------------------------------------------------------
 Total                                                                    $1,002
================================================================================

                  Pioneer Disciplined Growth Fund | Annual Report | 8/31/10   31

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $435 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2010.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15 in distribution fees payable to PFD at August 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2010, no CDSCs were paid to PFD.

5.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

32     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Disciplined Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Growth Fund (the Fund, formerly Pioneer Research Growth Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Growth Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
October 26, 2010

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     33

ADDITIONAL LANGUAGE (unaudited)

For the year ended August 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 50.24%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0.0% and 77.28%, respectively.

34     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     35

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
Name and Age                Principal Occupation(s)                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment           None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                            sia) (until June 2006); Director of Nano-C, Inc.
                            (since 2003); Director of Cole Management Inc.
                            (since 2004); Director of Fidu- ciary Counseling,
                            Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of
                            Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);         None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM (2005
                            - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

36    Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

Independent Trustees

----------------------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
----------------------------------------------------------------------------------------------
David R. Bock (66)          Trustee                  Trustee since 2005.
                                                     Serves until a successor trustee is
                                                     elected or earlier retirement or removal.
----------------------------------------------------------------------------------------------
Mary K. Bush (62)           Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
----------------------------------------------------------------------------------------------

Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships Held
 Name and Age               Principal Occupation(s)                                               by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)          Interim Chief Executive Officer, Oxford Analytica, Inc.               Director of Enterprise Community
                            (privately held research and consulting company) (2010 -              Investment, Inc. (privately-held
                            present); Man- aging Partner, Federal City Capital Advisors           affordable housing finance
                            (corporate advisory services company) (1997 - 2004 and 2008 -         company) (1985 - present);
                            present); Execu- tive Vice President and Chief Financial Officer,     Director of  Oxford Analytica,
                            I-trax, Inc. (pub- licly traded health care services company)         Inc. (2008 - present); and
                            (2004 - 2007); and Executive Vice President and Chief Financial       Director of New York Mortgage
                            Officer, Pedestal Inc. (internet-based mortgage trading company)      Trust (publicly traded mortgage
                            (2000 - 2002)                                                         REIT) (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)           President, Bush International, LLC (international financial advi-     Director of Marriott Interna-
                            sory firm) (1991 - present); Managing Director, Federal Housing       tional, Inc. (2008 - present);
                            Finance Board (oversight of Federal Home Loan Bank system) (1989      Director of Dis- cover Financial
                            - 1991); Vice President and Head of International Finance,            Services (credit card issuer and
                            Federal National Mortgage Association (1988 - 1989); U.S.             electronic payment services)
                            Alternate Executive Director, International Monetary Fund (1984 -     (2007 - present); Former Director
                            1988); Executive Assistant to Deputy Secretary of the U.S.            of Briggs & Stratton Co. (engine
                            Treasury, U.S. Treasury Department (1982 - 1984); and Vice            manufacturer) (2004 - 2009);
                            President and Team Leader in Corporate Banking, Bankers Trust Co.     Director of UAL Corporation
                            (1976 - 1982)                                                         (airline holding company) (2006 -
                                                                                                  present); Director of Man- Tech
                                                                                                  International Corpora- tion
                                                                                                  (national security, defense, and
                                                                                                  intelligence technology firm)
                                                                                                  (2006 -
------------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Disciplined Growth Fund | Annual Report | 8/31/10   37

-----------------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
-----------------------------------------------------------------------------------------
Mary K. Bush (continued)
-----------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee                  Trustee since 2008.
                                                     Serves until a successor trustee is
                                                     elected or earlier retirement or
                                                     removal.
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships Held
Name and Age                Principal Occupation(s)                                               by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                          present); Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2007 - present);
                                                                                                  Former Director of Brady
                                                                                                  Corporation (2000 - 2007);
                                                                                                  Former Director of Mortgage
                                                                                                  Guaranty Insur- ance
                                                                                                  Corporation (1991 - 2006);
                                                                                                  Former Director of Millennium
                                                                                                  Chemicals, Inc. (commodity
                                                                                                  chemicals) (2002 - 2005);
                                                                                                  Former Director, R.J. Reynolds
                                                                                                  Tobacco Holdings, Inc.
                                                                                                  (tobacco) (1999 - 2005); and
                                                                                                  Former Director of Texaco,
                                                                                                  Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   William Joseph Maier Professor of Political Economy, Harvard          Trustee, Mellon Institutional
                            University (1972 - present)                                           Funds Investment Trust and
                                                                                                  Mellon Institutional Funds
                                                                                                  Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

38    Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

----------------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
----------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee                  Trustee since 2005.
                                                     Serves until a successor trustee is
                                                     elected or earlier retirement or
                                                     removal.
----------------------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee                  Trustee since 2006.
                                                     Serves until a successor trustee is
                                                     elected or earlier retirement or
                                                     removal.
----------------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee                  Trustee since 2005.
                                                     Serves until a successor trustee is
                                                     elected or earlier retirement or
                                                     removal.
----------------------------------------------------------------------------------------
Stephen K. West (81)        Trustee                  Trustee since 2005.
                                                     Serves until a successor trustee is
                                                     elected or earlier retirement or
                                                     removal.
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships Held
Name and Age                Principal Occupation(s)                                               by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary, The        None
                            Winthrop Group, Inc. (consulting firm) (1982 - present); and
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-      Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);       cial Solutions, Inc. (investor
                            Private investor (2004 - 2008); and Senior Executive Vice             communications and securities
                            President, The Bank of New York (financial and securities             processing provider for
                            services) (1986 - 2004)                                               financial services industry)
                                                                                                  (2009 - present); and
                                                                                                  Director, Quadriserv, Inc.
                                                                                                  (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret & Company,      Director of New America High
                            Inc. (investment banking firm) (1981 - present)                       Income Fund, Inc. (closed-end
                                                                                                  investment company) (2004 -
                                                                                                  present); and Member, Board of
                                                                                                  Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -            Director, The Swiss Helvetia
                            present); and Partner, Sullivan & Cromwell LLP (prior to 1998)        Fund, Inc. (closed-end
                                                                                                  investment company); and
                                                                                                  Director, AMVESCAP, PLC
                                                                                                  (investment manager)
                                                                                                  (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Disciplined Growth Fund | Annual Report | 8/31/10  39

Fund Officers

---------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
---------------------------------------------------------------------------
Christopher J. Kelley (45)  Secretary                Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
---------------------------------------------------------------------------
Carol B. Hannigan (49)      Assistant Secretary      Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
---------------------------------------------------------------------------
Thomas Reyes (47)           Assistant Secretary      Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
---------------------------------------------------------------------------
Mark E. Bradley (50)        Treasurer                Since 2008. Serves
                                                     at the discretion of
                                                     the Board.
---------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Treasurer      Since 2005. Serves
                                                     at the discretion of
                                                     the Board.
---------------------------------------------------------------------------
Gary Sullivan (52)          Assistant Treasurer      Since 2005. Serves
                                                     at the discretion of
                                                     the Board.
---------------------------------------------------------------------------

Fund Officers
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
 Name and Age               Principal Occupation(s)                                               Held by this Officer
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)  Vice President and Associate General Counsel of Pioneer since         None
                            January 2008 and Secretary of all of the Pioneer Funds since June
                            2010; Assistant Secretary of all of the Pioneer Funds from
                            September 2003 to May 2010; and Vice President and Senior Counsel
                            of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)      Fund Governance Director of Pioneer since December 2006 and           None
                            Assistant Secretary of all the Pioneer Funds since June 2010;
                            Manager -- Fund Governance of Pioneer from December 2003 to
                            November 2006; and Senior Paralegal of Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)           Counsel of Pioneer since June 2007 and Assistant Secretary of         None
                            all the Pioneer Funds since June 2010; and Vice President and
                            Counsel at State Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)        Vice President -- Fund Accounting, Administration and Controller-     None
                            ship Services of Pioneer; and Treasurer of all of the Pioneer
                            Funds since March 2008; Deputy Treasurer of Pioneer from March
                            2004 to February 2008; Assistant Treasurer of all of the Pioneer
                            Funds from March 2004 to February 2008; and Treasurer and Senior
                            Vice President, CDC IXIS Asset Management Services from 2002 to
                            2003
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Vice President -- Fund Accounting, Administration and       None
                            Controllership Services of Pioneer; and Assistant Treasurer of
                            all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)          Fund Accounting Manager -- Fund Accounting, Administration            None
                            and Controllership Services of Pioneer; and Assistant Treasurer
                            of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

40    Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

---------------------------------------------------------------------------
                            Position Held              Length of Service
Name and Age                with the Fund              and Term of Office
---------------------------------------------------------------------------
David F. Johnson (30)       Assistant Treasurer        Since 2009. Serves
                                                       at the discretion of
                                                       the Board.
---------------------------------------------------------------------------
Jean M. Bradley (57)        Chief Compliance Officer   Since 2010. Serves
                                                       at the discretion of
                                                       the Board.
---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
Name and Age                Principal Occupation(s)                                               Held by this Officer
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)       Fund Administration Manager -- Fund Accounting, Administration        None
                            and Controllership Services since November 2008; Assistant
                            Treasurer of all of the Pioneer Funds since January 2009; and
                            Client Service Manager -- Institutional Investor Services at
                            State Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)        Chief Compliance Officer of Pioneer and of all the Pioneer Funds      None
                            since March 2010; Director of Adviser and Portfolio Compliance at
                            Pioneer since October 2005; and Senior Compliance Officer for
                            Columbia Management Advisers, Inc. from October 2003 to October
                            2005
----------------------------------------------------------------------------------------------------------------------

                 Pioneer Disciplined Growth Fund | Annual Report | 8/31/10    41

                    This page for your notes.

42     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

                    This page for your notes.

                Pioneer Disciplined Growth Fund | Annual Report | 8/31/10     43

                    This page for your notes.

44     Pioneer Disciplined Growth Fund | Annual Report | 8/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
                        Pioneer Global
                        Equity Fund
--------------------------------------------------------------------------------
                        Annual Report | August 31, 2010
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A GLOSX
                        Class B GBSLX
                        Class C GCSLX
                        Class Y PGSYX

                        [LOGO]PIONEER
                              Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               14
Schedule of Investments                                                       16
Financial Statements                                                          23
Notes to Financial Statements                                                 31
Report of Independent Registered Public Accounting Firm                       40
Trustees, Officers and Service Providers                                      41

                      Pioneer Global Equity Fund | Annual Report | 8/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Global Equity Fund | Annual Report | 8/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Global Equity Fund | Annual Report | 8/31/10     3

Portfolio Management Discussion | 8/31/10

In the following interview, portfolio manager Marco Pirondini discusses the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2010. Mr. Pirondini assumed day-to-day management responsibilities for the Fund in September 2010, following the close of the Fund's most recent annual reporting period.

Q    How did the Fund perform over the 12-month period ended August 31, 2010?

A In a period that saw renewed uncertainty regarding the economic prospects for developed countries, the Fund's Class A shares returned -1.13% at net asset value over the 12 months ended August 31, 2010, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index1, returned 2.07%. Over the same period, the average return of the 49 mutual funds in Lipper's Global Large Cap Value Funds category was -0.44%.

Q Could you characterize the environment in the global equity markets over the 12 months ended August 31, 2010?

A Going back to April 2009, we began seeing the first leg of a market rebound that was largely indiscriminate and based on the return of market liquidity due to strong measures taken by the U.S. Federal Reserve Board (the Fed) and other major central banks. The liquidity injections, along with improved conditions in the credit markets, helped corporations to view their balance sheets in a more positive light and to be somewhat less cautious regarding inventory management and expenditures. At the same time, companies began to report better profits and earnings compared with the previous 12 months, which provided a boost to global equity markets.

     Thus, in 2009 and into early 2010 we saw a global rally in riskier assets, including stocks that had been beaten down in 2008. The global stock market's "risk rally" then tapered off during the last half of the 12-month period ended August 31, 2010, based on several concerns, including continued high unemployment in a number of countries, the troubled finances of some European governments, the oil spill in the Gulf of Mexico, and worries that the global economy might undergo a "double-dip" recession.

Q    Would you review the Fund's overall investment approach?

A We examine mid- and large-capitalization stocks in more than 30 countries, including those in emerging markets. From that universe we aim to build a portfolio in which each stock will generally be meaningfully overweighted versus the benchmark MSCI World Index. In selecting securities for the

4     Pioneer Global Equity Fund | Annual Report | 8/31/10

     Fund's portfolio, we look for "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but also that are employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions and raise dividends. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

     Finally, we attempt to assess not only the potential price gains for each stock but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upsides relative to their downsides.

Q What investments or sector allocations helped and hurt the Fund's performance the most over the 12 months ended August 31, 2010?

A In 2009, because we were not yet convinced of the stability of the global economic rebound or of the sustainability and strength of the market rally, we employed a somewhat defensive posture during the earlier portion of the rally, making it difficult for the Fund's returns to keep pace with those of its MSCI World Index benchmark. Over the course of the most recent 12-month period, however, we progressively decreased the Fund's defensive stance, without tilting too much toward cyclical stocks. Our goal throughout was to stay close to benchmark's positions as much as possible.

     Over the 12-month period ended August 31, 2010, despite the decision not to aggressively pursue cyclical stocks, positions in energy and materials, two of the most cyclical areas of the market, helped the Fund's performance. Energy contributed because the Fund's exposure to energy exploration and production companies was well timed. Individual contributions in this area came from a number of energy firms, including ConocoPhillips, Royal Dutch Petroleum and Chevron. Within materials, the Fund's exposure to the gold sub-sector contributed to returns: Newmont Mining was an example. Fund positions in the agricultural and fertilizer companies Agrium and Mosiac also helped performance over the 12-month period.

     In addition, our decision to increase the Fund's exposure, progressively, to the telecommunications sector contributed to returns. The Fund began the period with a position in Vodafone, and added NTT (Japan), as well as China Mobile (Hong Kong). All three positions were positive contributors to the Fund's returns over the 12-month period ended August 31, 2010.

     The main detractors from the Fund's performance during the 12-month period came from the consumer discretionary and financials sectors. Within consumer discretionary, the Fund's lack of holdings in the automotive area

                      Pioneer Global Equity Fund | Annual Report | 8/31/10     5
     detracted from benchmark-relative performance, especially during the strong early market rally. Also, the Fund's position in Sharp Electronics detracted from returns.

     Within financials, the Fund's positioning was hurt by a major shift in market psychology regarding the sector during the period from 2008 to 2009 -- quite understandably, a shift from panic to exuberance. Our approach is to look for companies that combine high quality and attractive valuation. In a situation of panic, however, as was the case in 2008, investors have tended to purchase only the highest quality investments, whatever the price. Where market exuberance exists, many investors have tended to look for value to the exclusion of other factors. In retrospect, we feel that the Fund's financials holdings would have shown better results over the most recent fiscal year ended August 31, 2010, if we had added financials stocks to the Fund during 2008 based only on their perceived quality. The quality financials firms that we considered adding to the Fund's portfolio back then -- mainly those in Canada and Australia -- we viewed, however, as overly expensive at the time. And during the sharp market bounce-back within financials that we witnessed in 2009, the Fund's emphasis on both quality and valuation also detracted from returns, as we avoided some deeply discounted financials firms that subsequently outperformed, such as Citigroup, Morgan Stanley and Royal Bank of Scotland. In addition, the Fund's holdings in Sumitomo Mitsui Financial (Japan) was a performance detractor in a period when Japanese stocks as a group largely underperformed.

Q    What is your outlook and how is it reflected in the Fund's positioning?

A We agree with the prevalent forecast for solid global growth over the next two years. We anticipate higher growth rates within emerging markets as well as more subdued growth for developed markets. Our outlook for companies with global exposure remains positive from both the growth and valuation perspectives. Overall, we believe that growth projections for the types of global companies in which the Fund invests are generally very positive, based on our outlook for global gross domestic product.

     Recently, we have added to the Fund's financials positions in Canada, Australia and the Far East, based on the fact that many of those companies do not face the same challenges from their existing loan portfolios as do similar firms in the United States and Europe. In addition, given the large correction that took place among cyclical stocks during the past spring and summer of 2010, we have begun to increase the Fund's exposure to cyclical issues, including select stocks in the consumer discretionary, industrials and information technology sectors. Finally, from a regional and currency perspective, we have reduced the Fund's exposure to the United States and Europe, and increased the Fund's allocations to Canada, Australia and Hong Kong, based on the economic forecasts for those areas of the world.

6     Pioneer Global Equity Fund | Annual Report | 8/31/10

     Going forward, we believe that stocks with attractive yields, global exposure and stable growth will continue to outperform and we have been positioning the Fund's portfolio with that in mind.

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)

Note to shareowners: Effective September 1, 2010, day-to-day management of the Fund's portfolio is the responsibility of Marco Pirondini. From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Pioneer Investments, overseeing equity, fixed-income, balanced, and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini, Head of Equities, U.S., joined a predecessor organization to Pioneer in 1991. Prior to September 1, 2010, day-to-day management of the Fund's portfolio was the responsibility of Mr. Piergaetano Iaccarino.

Please refer to the Schedule of Investments on pages 16-22 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves certain risks, including risks relating to interest rates, currency exchange rates, economic and political conditions. Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund is non-diversified and invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

                      Pioneer Global Equity Fund | Annual Report | 8/31/10     7

Portfolio Summary | 8/31/10

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 19.1%
Information Technology                                                     13.0%
Industrials                                                                11.6%
Consumer Staples                                                           11.2%
Energy                                                                     10.4%
Telecommunication Services                                                  8.8%
Health Care                                                                 8.6%
Consumer Discretionary                                                      8.2%
Materials                                                                   6.9%
Utilities                                                                   2.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              50.9%
United Kingdom                                                             11.2%
Japan                                                                      10.9%
France                                                                      8.4%
Italy                                                                       4.6%
Switzerland                                                                 3.9%
Canada                                                                      1.9%
Brazil                                                                      1.9%
Germany                                                                     1.8%
Hong Kong                                                                   1.6%
People's Republic of China                                                  1.6%
Australia                                                                   1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Vodafone Group Plc                                                     3.76%
 2. United Technologies Corp.                                              3.46
 3. Wal-Mart Stores, Inc.                                                  2.93
 4. Newmont Mining Corp.                                                   2.87
 5. Eni S.p.A.                                                             2.57
 6. Bristol-Myers Squibb Co.                                               2.55
 7. Schneider Electric SA                                                  2.44
 8. Bucyrus International, Inc.                                            2.40
 9. Apple, Inc.                                                            2.27
10. Southern Co.                                                           2.21

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8     Pioneer Global Equity Fund | Annual Report | 8/31/10

Prices and Distributions | 8/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                         8/31/10                8/31/09
--------------------------------------------------------------------------------
  A                                            $ 8.44                 $ 8.56
--------------------------------------------------------------------------------
  B                                            $ 8.30                 $ 8.47
--------------------------------------------------------------------------------
  C                                            $ 8.31                 $ 8.48
--------------------------------------------------------------------------------
  Y                                            $ 8.49                 $ 8.59
--------------------------------------------------------------------------------

Distributions per Share: 9/1/09-8/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Net Investment      Short-Term       Long-Term
Class                              Income         Capital Gains    Capital Gains
--------------------------------------------------------------------------------
  A                                $ 0.0252           $ --             $ --
--------------------------------------------------------------------------------
  B                                $   --             $ --             $ --
--------------------------------------------------------------------------------
  C                                $   --             $ --             $ --
--------------------------------------------------------------------------------
  Y                                $ 0.0536           $ --             $ --
--------------------------------------------------------------------------------

                      Pioneer Global Equity Fund | Annual Report | 8/31/10     9

Performance Update | 8/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) World
Index.

Average Annual Total Returns
(As of August 31, 2010)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                       -1.04%          -2.27%
1 Year                                           -1.13           -6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009,
as revised February 9, 2010)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                  2.25%           1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer Global                       MSCI World
                                   Equity Fund                           Index
12/05                                $ 9,425                            $10,000
 8/06                                $10,547                            $10,989
 8/07                                $12,085                            $12,916
 8/08                                $10,794                            $11,421
 8/09                                $ 9,085                            $ 9,520
 8/10                                $ 8,982                            $ 9,717

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

10     Pioneer Global Equity Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2010)
-------------------------------------------------------------------------
                                                 If              If
Period                                           Held            Redeemed
-------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                       -1.93%          -2.12%
1 Year                                           -2.01           -5.93
-------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009,
as revised February 9, 2010)
-------------------------------------------------------------------------
                                                 Gross           Net
-------------------------------------------------------------------------
                                                  4.14%           2.20%
-------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer Global                       MSCI World
                                   Equity Fund                           Index
12/31/2005                           $10,000                            $10,000
 8/31/2006                           $11,111                            $10,989
 8/31/2007                           $12,617                            $12,916
 8/31/2008                           $11,172                            $11,421
 8/31/2009                           $ 9,320                            $ 9,520
 8/31/2010                           $ 9,050                            $ 9,717

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     11

Performance Update | 8/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2010)
-------------------------------------------------------------------------
                                                 If              If
Period                                           Held            Redeemed
-------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                       -1.91%          -1.91%
1 Year                                           -2.00           -2.00
-------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009, as
revised February 9, 2010)
-------------------------------------------------------------------------
                                                 Gross           Net
-------------------------------------------------------------------------
                                                  3.76%           2.20%
-------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer Global                       MSCI World
                                   Equity Fund                           Index
12/31/2005                           $10,000                            $10,000
 8/31/2006                           $11,111                            $10,989
 8/31/2007                           $12,628                            $12,916
 8/31/2008                           $11,179                            $11,421
 8/31/2009                           $ 9,326                            $ 9,520
 8/31/2010                           $ 9,139                            $ 9,717

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12     Pioneer Global Equity Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of August 31, 2010)
-------------------------------------------------------------------------
                                                 If              If
Period                                           Held            Redeemed
-------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                       -1.48%          -1.48%
1 Year                                           -0.59           -0.59
-------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009,
as revised February 9, 2010)
-------------------------------------------------------------------------
                                                 Gross           Net
-------------------------------------------------------------------------
                                                  1.10%           0.80%
-------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

                                   Pioneer Global                    MSCI World
                                     Equity Fund                       Index
12/31/2005                           $5,000,000                      $5,000,000
 8/31/2006                           $5,595,596                      $5,494,300
 8/31/2007                           $6,329,046                      $6,457,779
 8/31/2008                           $5,579,945                      $5,710,355
 8/31/2009                           $4,692,443                      $4,759,956
 8/31/2010                           $4,664,575                      $4,858,323

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/11 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2010 through August 31, 2010.

--------------------------------------------------------------------------------
Share Class                     A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account           $ 1,000.00    $ 1,000,00    $ 1,000,00    $ 1,000.00
Value on 3/1/10
--------------------------------------------------------------------------------
Ending Account              $   949.30    $   945.30    $   945.40    $   951.84
Value on 8/31/10
--------------------------------------------------------------------------------
Expenses Paid               $     6.39    $    10.79    $    10.79    $     3.94
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.20%, 2.20%, and 0.80% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14     Pioneer Global Equity Fund | Annual Report | 8/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return before expenses, reflecting the period from March 1, 2010 through August 31, 2010.

--------------------------------------------------------------------------------
Share Class                     A             B             C             Y
--------------------------------------------------------------------------------
Beginning Account           $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/10
--------------------------------------------------------------------------------
Ending Account              $ 1,018.65    $ 1,014.12    $ 1,014.12    $ 1,021.17
Value on 8/31/10
--------------------------------------------------------------------------------
Expenses Paid               $     6.61    $    11.17    $    11.17    $     4.08
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.20%, 2.20%, and 0.80% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     15

Schedule of Investments | 8/31/10

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
              COMMON STOCKS -- 92.6%
              ENERGY -- 9.6%
              Coal & Consumable Fuels -- 1.2%
   463,127    Paladin Energy, Ltd.*                                   $  1,532,314
----------------------------------------------------------------------------------
              Integrated Oil & Gas -- 7.0%
   274,945    BP Amoco Plc                                            $  1,597,231
    35,962    Chevron Corp.                                              2,666,942
   158,781    Eni S.p.A.                                                 3,137,213
    61,897    Marathon Oil Corp.                                         1,887,240
                                                                      ------------
                                                                      $  9,288,626
----------------------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 1.4%
       409    Inpex Corp.                                             $  1,849,717
                                                                      ------------
              Total Energy                                            $ 12,670,657
----------------------------------------------------------------------------------
              MATERIALS -- 6.4%
              Diversified Metals & Mining -- 1.7%
   143,736    Xstrata Plc                                             $  2,243,730
----------------------------------------------------------------------------------
              Fertilizers & Agricultural Chemicals -- 2.0%
    45,426    The Mosaic Co.                                          $  2,664,689
----------------------------------------------------------------------------------
              Gold -- 2.7%
    57,138    Newmont Mining Corp.                                    $  3,503,702
                                                                      ------------
              Total Materials                                         $  8,412,121
----------------------------------------------------------------------------------
              CAPITAL GOODS -- 10.7%
              Aerospace & Defense -- 3.2%
    64,827    United Technologies Corp.                               $  4,227,369
----------------------------------------------------------------------------------
              Building Products -- 1.3%
    46,432    Compagnie de Saint Gobain SA                            $  1,699,727
----------------------------------------------------------------------------------
              Construction & Farm Machinery & Heavy Trucks -- 2.2%
    51,036    Bucyrus International, Inc.                             $  2,934,060
----------------------------------------------------------------------------------
              Electrical Component & Equipment -- 2.3%
    28,232    Schneider Electric SA                                   $  2,980,241
----------------------------------------------------------------------------------
              Trading Companies & Distributors -- 1.7%
   284,500    Itochu Corp.                                            $  2,314,769
                                                                      ------------
              Total Capital Goods                                     $ 14,156,166
----------------------------------------------------------------------------------
              AUTOMOBILES & COMPONENTS -- 0.7%
              Automobile Manufacturers -- 0.7%
    75,007    Fiat S.p.A.                                             $    873,690
                                                                      ------------
              Total Automobiles & Components                          $    873,690
----------------------------------------------------------------------------------
              CONSUMER DURABLES & APPAREL -- 3.1%
              Consumer Electronics -- 1.3%
   182,000    Sharp Corp.*                                            $  1,735,711
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Global Equity Fund | Annual Report | 8/31/10

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
              Homebuilding -- 1.8%
   341,138    Gafisa SA*                                              $  2,327,818
                                                                      ------------
              Total Consumer Durables & Apparel                       $  4,063,529
----------------------------------------------------------------------------------
              MEDIA -- 3.9%
              Advertising -- 2.0%
   261,029    WPP Group Plc                                           $  2,579,832
----------------------------------------------------------------------------------
              Cable & Satellite -- 1.9%
   149,188    Comcast Corp.                                           $  2,554,099
                                                                      ------------
              Total Media                                             $  5,133,931
----------------------------------------------------------------------------------
              FOOD & DRUG RETAILING -- 6.8%
              Food Retail -- 4.1%
    66,000    FamilyMart, Ltd.                                        $  2,383,980
    14,377    Metro-Richelieu, Inc.*                                       608,398
   387,679    Tesco Plc                                                  2,421,392
                                                                      ------------
                                                                      $  5,413,770
----------------------------------------------------------------------------------
              Hypermarkets & Supercenters -- 2.7%
    71,312    Wal-Mart Stores, Inc.                                   $  3,575,584
                                                                      ------------
              Total Food & Drug Retailing                             $  8,989,354
----------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 1.9%
              Tobacco -- 1.9%
    91,652    Imperial Tobacco Group Plc                              $  2,538,492
                                                                      ------------
              Total Food, Beverage & Tobacco                          $  2,538,492
----------------------------------------------------------------------------------
              HOUSEHOLD & PERSONAL PRODUCTS -- 1.6%
              Personal Products -- 1.6%
    38,137    Estee Lauder Co.                                        $  2,138,342
                                                                      ------------
              Total Household & Personal Products                     $  2,138,342
----------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 3.0%
              Health Care Equipment -- 3.0%
    68,349    Medtronic, Inc.*                                        $  2,151,627
    52,191    St. Jude Medical, Inc.*                                    1,804,243
                                                                      ------------
                                                                      $  3,955,870
                                                                      ------------
              Total Health Care Equipment & Services                  $  3,955,870
----------------------------------------------------------------------------------
              PHARMACEUTICALS & BIOTECHNOLOGY -- 4.9%
              Pharmaceuticals -- 4.9%
   119,506    Bristol-Myers Squibb Co.                                $  3,116,716
    25,360    Johnson & Johnson Co.                                      1,446,027
    34,057    Sanofi-Aventis SA                                          1,946,487
                                                                      ------------
                                                                      $  6,509,230
                                                                      ------------
              Total Pharmaceuticals & Biotechnology                   $  6,509,230
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     17

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
              BANKS -- 9.6%
              Diversified Banks -- 8.0%
 2,421,000    China Construction Bank, Ltd.                           $  2,008,456
    15,671    National Bank of Canada, Inc.                                904,678
    31,656    Societe Generale SA                                        1,600,421
    85,600    Sumitomo Mitsui Financial Group, Inc.*                     2,541,500
    12,785    Toronto-Dominion Bank, Inc.*                                 864,758
   110,852    Wells Fargo & Co.                                          2,610,565
                                                                      ------------
                                                                      $ 10,530,378
----------------------------------------------------------------------------------
              Regional Banks -- 1.6%
   282,670    KeyCorp                                                 $  2,083,278
                                                                      ------------
              Total Banks                                             $ 12,613,656
----------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 6.5%
              Asset Management & Custody Banks -- 1.3%
    72,044    The Bank of New York Mellon Corp.                       $  1,748,508
----------------------------------------------------------------------------------
              Diversified Capital Markets -- 2.0%
    58,521    CS Group, Inc.                                          $  2,555,505
----------------------------------------------------------------------------------
              Diversified Financial Services -- 1.7%
   591,383    Citigroup, Inc.*                                        $  2,199,945
----------------------------------------------------------------------------------
              Investment Banking & Brokerage -- 1.5%
    82,030    Morgan Stanley Co.                                      $  2,025,321
                                                                      ------------
              Total Diversified Financials                            $  8,529,279
----------------------------------------------------------------------------------
              INSURANCE -- 1.7%
              Multi-Line Insurance -- 1.7%
    21,304    Allianz AG                                              $  2,184,070
                                                                      ------------
              Total Insurance                                         $  2,184,070
----------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 1.6%
              Systems Software -- 1.6%
    92,119    Microsoft Corp.                                         $  2,162,954
                                                                      ------------
              Total Software & Services                               $  2,162,954
----------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 8.4%
              Communications Equipment -- 2.5%
   101,413    Cisco Systems, Inc.*                                    $  2,033,331
    33,316    Qualcomm, Inc.                                             1,276,336
                                                                      ------------
                                                                      $  3,309,667
----------------------------------------------------------------------------------
              Computer Hardware -- 3.7%
    11,385    Apple, Inc.*                                            $  2,770,768
   174,158    Dell, Inc.*                                                2,049,840
                                                                      ------------
                                                                      $  4,820,608
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Global Equity Fund | Annual Report | 8/31/10

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
              Computer Storage & Peripherals -- 2.2%
    58,734    Gemalto NV*                                             $  2,002,628
    36,753    Western Digital Corp.*                                       887,585
                                                                      ------------
                                                                      $  2,890,213
                                                                      ------------
              Total Technology Hardware & Equipment                   $ 11,020,488
----------------------------------------------------------------------------------
              SEMICONDUCTORS -- 2.1%
              Semiconductor Equipment -- 0.5%
    18,394    Veeco Instruments, Inc.*(b)                             $    611,233
----------------------------------------------------------------------------------
              Semiconductors -- 1.6%
   119,339    Intel Corp.                                             $  2,114,687
                                                                      ------------
              Total Semiconductors                                    $  2,725,920
----------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES -- 8.1%
              Integrated Telecommunication Services -- 3.1%
    56,900    Nippon Telegraph & Telephone Corp.                      $  2,445,263
 1,506,925    Telecom Italia S.p.A.                                      1,651,318
                                                                      ------------
                                                                      $  4,096,581
----------------------------------------------------------------------------------
              Wireless Telecommunication Services -- 5.0%
   196,500    China Mobile, Ltd.*                                     $  2,012,700
 1,901,524    Vodafone Group Plc                                         4,593,182
                                                                      ------------
                                                                      $  6,605,882
                                                                      ------------
              Total Telecommunication Services                        $ 10,702,463
----------------------------------------------------------------------------------
              UTILITIES -- 2.0%
              Electric Utilities -- 2.0%
    73,509    Southern Co.                                            $  2,697,039
                                                                      ------------
              Total Utilities                                         $  2,697,039
----------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $120,953,830)                                     $122,077,251
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------
              TEMPORARY CASH INVESTMENTS -- 0.5%
              Securities Lending Collateral -- 0.5% (c)
              Certificates of Deposit:
    18,267    Bank of Nova Scotia, 0.47%, 9/7/10                      $     18,267
    12,787    BBVA Group NY, 0.51%, 7/26/11                                 12,787
    18,267    BNP Paribas Bank NY, 0.38%, 11/8/10                           18,267
     9,134    DNB Nor Bank ASA NY, 0.27%, 11/10/10                           9,134
    18,267    Nordea NY, 0.50%, 12/10/10                                    18,267
    18,267    RoboBank Netherland NV NY, 0.44%, 8/8/11                      18,267
    18,267    Royal Bank of Canada NY, 0.26%, 1/21/11                       18,267
    18,267    SocGen NY, 0.34%, 11/10/10                                    18,267
     9,134    Svenska NY, 0.275%, 11/12/10                                   9,134
                                                                      ------------
                                                                      $    140,657
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     19

----------------------------------------------------------------------------------
Principal
Amount ($)                                                            Value
----------------------------------------------------------------------------------
              Commercial Paper:
    10,960    American Honda Finance, 0.33%, 5/4/11                   $     10,960
     7,353    American Honda Finance, 1.29%, 6/20/11                         7,353
     6,724    Australia & New Zealand Banking Group, 1.04%, 8/4/11           6,724
     8,683    Caterpillar Financial Services Corp., 1.29%, 6/24/11           8,683
    20,094    CBA, 0.56%, 1/3/11                                            20,094
     3,652    CHARFD, 0.38%, 10/15/10                                        3,652
    12,776    CHARFD, 0.31%, 12/14/10                                       12,776
     7,303    CLIPPR, 0.45%, 10/8/10                                         7,303
    10,953    CLIPPR, 0.28%, 12/1/10                                        10,953
    10,960    CLIPPR, 0.45%, 9/1/10                                         10,960
     5,896    FAIRPP, 0.30%, 11/9/10                                         5,896
     7,302    FASCO, 0.27%, 12/1/10                                          7,302
     8,402    FASCO, 0.45%, 9/9/10                                           8,402
     9,133    FASCO, 0.46%, 9/2/10                                           9,133
    18,270    Federal Home Loan Bank, 0.37%, 6/1/11                         18,270
     9,133    GE Corp., 0.548%, 1/26/11                                      9,133
     1,825    General Electric Capital Corp., 0.61%, 6/6/11                  1,825
     1,991    General Electric Capital Corp., 0.59%, 10/6/10                 1,991
     1,977    General Electric Capital Corp., 0.62%, 10/21/10                1,977
    15,439    JPMorgan Chase & Co., 0.89%, 09/24/10                         15,439
     9,133    RANGER, 0.25%, 9/13/10                                         9,133
    14,605    SANTANDER, 0.43%, 10/22/10                                    14,605
     3,652    SRCPP, 0.38%, 10/12/10                                         3,652
     5,478    STRAIT, 0.36%, 10/4/10                                         5,478
     9,130    TBLLC, 0.38%, 10/12/10                                         9,130
     9,133    TBLLC, 0.24%, 9/10/10                                          9,133
    18,267    Toyota Motor Credit Corp., 0.29%, 1/10/11                     18,267
    18,258    VARFUN, 0.35%, 10/25/10                                       18,258
    10,961    Wachovia, 0.69%, 3/22/11                                      10,961
    18,267    Westpac, 0.50%, 07/29/11                                      18,267
     7,306    WFC, 0.61%, 12/2/10                                            7,306
                                                                      ------------
                                                                      $    303,016
----------------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
    33,507    Barclays Capital Markets, 0.24%, 9/1/10                 $     33,507
    45,668    Deutsche Bank Securities, Inc., 0.24%, 9/1/10                 45,668
    18,267    HSBC Bank USA NA, 0.24%, 9/1/10                               18,267
    36,534    RBS Securities, Inc., 0.25%, 9/1/10                           36,534
                                                                      ------------
                                                                      $    133,976
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Global Equity Fund | Annual Report | 8/31/10

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
              Money Market Mutual Funds -- (continued)
    18,267    Blackrock Liquidity Temporary Cash Fund                 $     18,267
    18,267    Dreyfus Preferred Money Market Fund                           18,267
    18,267    Fidelity Prime Money Market Fund                              18,267
                                                                      ------------
                                                                      $     54,801
                                                                      ------------
              Total Securities Lending Collateral                     $    632,450
----------------------------------------------------------------------------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $632,450)                                         $    632,450
----------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 93.1%
              (Cost $121,586,280) (a)(d)                              $122,709,701
----------------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- 6.9%                    $  9,153,095
----------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                              $131,862,796
==================================================================================

*    Non-income producing security.

(a) At August 31, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $122,917,692 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                             $6,082,587
     Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                             (6,290,578)
                                                                                 ----------
     Net unrealized loss                                                         $ (207,991)
                                                                                 ==========

(b)  At August 31, 2010, the following security was out on loan:

----------------------------------------------------------------------------------
Shares        Security                                                Value
----------------------------------------------------------------------------------
18,200        Veeco Instruments, Inc.*                                $    604,786
----------------------------------------------------------------------------------
              Total                                                   $    604,786
==================================================================================

(c) Securities lending collateral is managed by Credit Suisse, AG, New York Branch.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     21

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

     United States                                                         50.9%
     United Kingdom                                                        11.2
     Japan                                                                 10.9
     France                                                                 8.4
     Italy                                                                  4.6
     Switzerland                                                            3.9
     Brazil                                                                 1.9
     Canada                                                                 1.9
     Germany                                                                1.8
     Hong Kong                                                              1.6
     People's Republic of China                                             1.6
     Australia                                                              1.3
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2010 aggregated $158,895,262 and $179,503,528, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund's assets:

-----------------------------------------------------------------------------------
                              Level 1        Level 2        Level 3    Total
-----------------------------------------------------------------------------------
Common Stocks (U.S.)          $61,942,032    $        --    $--        $ 61,942,032
Common Stocks (Foreign)         3,840,894     56,294,326     --          60,135,219
Temporary Cash Investments             --        577,649     --             577,649
Money Market Mutual Funds          54,801             --     --              54,801
-----------------------------------------------------------------------------------
  Total                       $65,837,726    $56,871,975    $--        $122,709,701
===================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Global Equity Fund | Annual Report | 8/31/10

Statement of Assets and Liabilities | 8/31/10

ASSETS:
  Investment in securities (including securities loaned of $604,786)
   (cost $121,586,280)                                                  $122,709,701
  Cash                                                                     9,508,021
  Foreign currencies, at value (cost $2)                                           2
  Receivables --
   Fund shares sold                                                           26,545
   Dividends and foreign taxes withheld                                      460,355
   Due from Pioneer Investment Management, Inc.                               72,913
  Other                                                                       19,154
------------------------------------------------------------------------------------
     Total assets                                                       $132,796,691
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                              $    102,231
   Upon return of securities loaned                                          632,450
  Due to affiliates                                                           40,577
  Accrued expenses                                                           158,637
------------------------------------------------------------------------------------
     Total liabilities                                                  $    933,895
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $202,684,388
  Undistributed net investment income                                      1,126,283
  Accumulated net realized loss on investments and foreign currency
   transactions                                                          (73,078,675)
  Net unrealized gain on investments                                       1,123,421
  Net unrealized gain on other assets and liabilities denominated in
   foreign currencies                                                          7,379
------------------------------------------------------------------------------------
     Total net assets                                                   $131,862,796
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $61,465,769/7,279,108 shares)                       $       8.44
  Class B (based on $5,587,385/673,216 shares)                          $       8.30
  Class C (based on $6,117,684/736,165 shares)                          $       8.31
  Class Y (based on $58,691,958/6,912,962 shares)                       $       8.49
MAXIMUM OFFERING PRICE:
  Class A ($8.44 [divided by] 94.25%)                                   $       8.95
====================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     23

Statement of Operations

For the Year Ended 8/31/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $200,214)                     $   3,083,421
  Interest                                                                          2,205
  Income from securities loaned, net                                               44,073
-------------------------------------------------------------------------------------------------------------
     Total investment income                                                                    $   3,129,699
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $   1,103,425
  Transfer agent fees
   Class A                                                                        288,102
   Class B                                                                         62,457
   Class C                                                                         30,975
   Class Y                                                                            381
  Distribution fees
   Class A                                                                        175,004
   Class B                                                                         72,276
   Class C                                                                         70,967
  Shareholder communications expense                                               85,238
  Administrative reimbursements                                                    46,225
  Custodian fees                                                                   33,259
  Registration fees                                                                68,263
  Professional fees                                                                53,832
  Printing expense                                                                 55,323
  Fees and expenses of nonaffiliated trustees                                       7,038
  Miscellaneous                                                                    37,756
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $   2,190,521
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                                   (462,972)
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                                               $   1,727,549
-------------------------------------------------------------------------------------------------------------
       Net investment income                                                                    $   1,402,150
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $  12,160,611
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           (138,176)      $  12,022,435
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                              $ (15,078,701)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            (18,164)      $ (15,096,865)
-------------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                     $  (3,074,430)
-------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                          $  (1,672,280)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer Global Equity Fund | Annual Report | 8/31/10

Statements of Changes in Net Assets

For the Years Ended 8/31/10 and 8/31/09, respectively

----------------------------------------------------------------------------------------------------
                                                                   Year Ended          Year Ended
                                                                   8/31/10             8/31/09
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  1,402,150        $    548,789
Net realized gain (loss) on investments and foreign currency
  transactions                                                       12,022,435          (1,552,317)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                             (15,096,865)         16,027,110
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $ (1,672,280)       $ 15,023,582
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.03 and $0.17 per share, respectively)               $   (203,491)       $    (46,039)
   Class B ($0.00 and $0.09 per share, respectively)                         --              (9,859)
   Class C ($0.00 and $0.06 per share, respectively)                         --              (5,821)
   Class Y ($0.05 and $0.00 per share, respectively)                   (372,349)                 --
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $   (575,840)       $    (61,719)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 10,121,527        $ 51,200,104
Shares issued in reorganization                                              --          79,492,220
Reinvestment of distributions                                           195,488              45,230
Cost of shares repurchased                                          (21,899,281)         (5,287,085)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                            $(11,582,266)       $125,450,469
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $(13,830,386)       $140,412,332
NET ASSETS:
Beginning of year                                                   145,693,182           5,280,850
----------------------------------------------------------------------------------------------------
End of year                                                        $131,862,796        $145,693,182
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,126,283        $    452,908
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     25

--------------------------------------------------------------------------------------------
                                   '10 Shares     '10 Amount      '09 Shares    '09 Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                           615,218     $ 6,093,640       214,960     $ 1,835,691
Shares issued in reorganization            --              --     8,186,988      64,513,465
Reinvestment of distributions          20,447         189,737         5,279          36,689
Less shares repurchased            (1,617,227)    (14,587,783)     (440,090)     (3,467,984)
--------------------------------------------------------------------------------------------
   Net increase (decrease)           (981,562)    $(8,304,406)    7,967,137     $62,917,861
============================================================================================
Class B
Shares sold                            55,616     $   549,379        41,804     $   332,016
Shares issued in reorganization            --              --       875,066       6,834,266
Reinvestment of distributions              --              --           769           5,315
Less shares repurchased              (326,553)     (2,926,878)     (109,953)       (825,824)
--------------------------------------------------------------------------------------------
   Net increase (decrease)           (270,937)    $(2,377,499)      807,686     $ 6,345,773
============================================================================================
Class C
Shares sold                           123,259     $ 1,162,452        73,416     $   596,583
Shares issued in reorganization            --              --       767,395       6,001,025
Reinvestment of distributions              --              --           465           3,226
Less shares repurchased              (202,072)     (1,796,016)     (106,036)       (811,365)
--------------------------------------------------------------------------------------------
   Net increase (decrease)            (78,813)    $  (633,564)      735,240     $ 5,789,469
============================================================================================
Class Y
Shares sold                           208,730     $ 2,316,056     6,744,576     $48,435,814
Reinvestment of distributions             619           5,751       271,325       2,143,464
Less shares repurchased              (288,865)     (2,588,604)      (23,423)       (181,912)
--------------------------------------------------------------------------------------------
   Net increase (decrease)            (79,516)    $  (266,797)    6,992,478     $50,397,366
============================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Global Equity Fund | Annual Report | 8/31/10

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year         Year         Year
                                                               Ended        Ended        Ended        Ended        12/15/05 (a)
                                                               8/31/10      8/31/09      8/31/08      8/31/07      to 8/31/06
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $  8.56      $ 10.42      $ 12.53      $ 11.18      $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.08      $  0.07      $  0.14      $  0.08      $  0.07
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                   (0.17)       (1.76)       (1.38)        1.53         1.11
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $ (0.09)     $ (1.69)     $ (1.24)     $  1.61      $  1.18
Distribution to shareowners:
 Net investment income                                           (0.03)       (0.17)       (0.11)       (0.05)          --
 Net realized gain                                                  --           --        (0.76)       (0.21)          --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.12)     $ (1.86)     $ (2.11)     $  1.35      $  1.18
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  8.44      $  8.56      $ 10.42      $ 12.53      $ 11.18
===============================================================================================================================
Total return*                                                    (1.13)%     (15.83)%     (10.68)%      14.58%       11.80%(b)
Ratio of net expenses to average net assets+                      1.30%        1.30%        1.31%        1.30%        1.30%**
Ratio of net investment income to average net assets+             0.82%        0.69%        1.30%        1.05%        1.42%**
Portfolio turnover rate                                            114%         120%         137%          74%          35%(b)
Net assets, end of period (in thousands)                       $61,466      $70,718      $ 3,060      $ 2,562      $  832
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     1.71%        2.25%        4.61%        6.11%       11.05%**
 Net investment income (loss)                                     0.41%       (0.26)%      (2.00)%      (3.76)%      (8.33)%**
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                     1.30%        1.30%        1.30%        1.30%        1.30%**
 Net investment income                                            0.82%        0.69%        1.31%        1.05%        1.42%**
===============================================================================================================================

(a)  Class A shares were first publicly offered on December 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Global Equity Fund | Annual Report | 8/31/10    27

-------------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year         Year         Year
                                                               Ended        Ended        Ended        Ended         12/15/05 (a)
                                                               8/31/10      8/31/09      8/31/08      8/31/07       to 8/31/06
-------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                           $  8.47      $ 10.28      $ 12.37      $ 11.10       $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.00(c)   $ (0.02)     $  0.03      $  0.00(c)    $  0.03
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                   (0.17)       (1.70)       (1.36)        1.49          1.07
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $ (0.17)     $ (1.72)     $ (1.33)     $  1.49       $  1.10
Distribution to shareowners:
 Net investment income                                              --        (0.09)          --        (0.01)           --
 Net realized gain                                                  --           --        (0.76)       (0.21)           --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.17)     $ (1.81)     $ (2.09)     $  1.27       $  1.10
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  8.30      $  8.47      $ 10.28      $ 12.37       $ 11.10
===============================================================================================================================
Total return*                                                    (2.01)%     (16.57)%     (11.46)%      13.55%        11.00%(b)
Ratio of net expenses to average net assets+                      2.20%        2.20%        2.21%        2.20%         2.20%**
Ratio of net investment income (loss) to average net
 assets+                                                         (0.11)%      (0.01)%       0.41%        0.12%         0.45%**
Portfolio turnover rate                                            114%         120%         137%          74%           35%(b)
Net assets, end of period (in thousands)                       $ 5,587      $ 7,994      $ 1,403      $ 1,200       $   549
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     2.93%        4.14%        5.37%        6.84%        11.40%**
 Net investment loss                                             (0.84)%      (1.95)%      (2.75)%      (4.52)%       (8.75)%**
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                     2.20%        2.20%        2.20%        2.20%         2.20%**
 Net investment income (loss)                                    (0.11)%      (0.01)%       0.42%        0.12%         0.45%**
===============================================================================================================================

(a)  Class B shares were first publicly offered on December 15, 2005.
(b)  Not annualized.
(c)  Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global Equity Fund | Annual Report | 8/31/10

----------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year         Year
                                                               Ended          Ended          Ended        Ended       12/15/05 (a)
                                                               8/31/10        8/31/09        8/31/08      8/31/07     to 8/31/06
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $   8.48       $ 10.26        $ 12.39      $ 11.10     $ 10.00
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   0.00(d)    $ (0.04)       $  0.03      $  0.01     $  0.03
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                    (0.17)        (1.68)         (1.36)        1.49        1.07
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $  (0.17)      $ (1.72)       $ (1.33)     $  1.50     $  1.10
Distribution to shareowners:
 Net investment income                                               --         (0.06)         (0.04)          --          --
 Net realized gain                                                   --            --          (0.76)       (0.21)         --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.17)      $ (1.78)       $ (2.13)     $  1.29     $  1.10
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   8.31       $  8.48        $ 10.26      $ 12.39     $ 11.10
==================================================================================================================================
Total return*                                                     (2.00)%      (16.58)%       (11.47)%      13.65%      11.00%(b)
Ratio of net expenses to average net assets+                       2.20%         2.20%          2.21%        2.20%       2.20%**
Ratio of net investment income (loss) to average net assets+      (0.07)%        0.00%(c)       0.35%        0.12%       0.45%**
Portfolio turnover rate                                             114%          120%           137%          74%         35%(b)
Net assets, end of period (in thousands)                       $ 6,118        $ 6,910        $   818      $   780     $   445
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.54%         3.76%          5.45%        6.70%      10.98%**
 Net investment income (loss)                                     (0.41)%       (1.56)%        (2.89)%       4.38%      (8.33)%**
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                      2.20%         2.20%          2.20%        2.20%       2.20%**
 Net investment income (loss)                                     (0.07%)        0.00%(c)       0.36%        0.12%       0.45%**
==================================================================================================================================

(a)  Class C shares were first publicly offered on December 15, 2005.
(b)  Not annualized.
(c)  Amount rounds to less than 0.01%.
(d)  Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Global Equity Fund | Annual Report | 8/31/10    29

---------------------------------------------------------------------------------------------
                                                                    Year
                                                                    Ended        12/31/08 (a)
                                                                    8/31/10      to 8/31/09
---------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  8.59      $  7.25
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.12      $  0.06
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                      (0.17)        1.28
---------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations               $ (0.05)     $  1.34
Distribution to shareowners:
 Net investment income                                                (0.05)          --
---------------------------------------------------------------------------------------------
Net decrease in net asset value                                     $ (0.10)     $  1.34
---------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  8.49      $  8.59
=============================================================================================
Total return*                                                         (0.59)%      18.48%(b)
Ratio of net expenses to average net assets+                           0.80%        0.80%**
Ratio of net investment income to average net assets+                  1.33%        2.57%**
Portfolio turnover rate                                                 114%         120%
Net assets, end of period (in thousands)                            $58,692      $60,071
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.96%        1.10%**
 Net investment income                                                 1.17%        2.27%**
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                          0.80%        0.80%**
 Net investment income                                                 1.33%        2.57%**
=============================================================================================

(a)  Class Y shares were first publicly offered on December 31, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30     Pioneer Global Equity Fund | Annual Report | 8/31/10

Notes to Financial Statements | 8/31/10

1.   Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     31

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Fund.

     The Fund may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At August 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

32     Pioneer Global Equity Fund | Annual Report | 8/31/10

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At August 31, 2010, The Fund had a net capital loss carryforward of $71,747,263, which will expire in 2016 if not utilized.

     At August 31, 2010, the Fund has reclassified $152,935 to decrease undistributed net investment income and $152,935 to decrease accumulated net realized loss and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

--------------------------------------------------------------------------------
                                                        2010                2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                     $575,840             $61,719
--------------------------------------------------------------------------------
   Total                                            $575,840             $61,719
================================================================================

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     33

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2010:

--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $   1,126,283
Capital loss carryforward                                           (71,747,263)
Unrealized depreciation                                                (200,612)
--------------------------------------------------------------------------------
   Total                                                          $ (70,821,592)
================================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on partnerships.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $9,077 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2010.

D.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

34     Pioneer Global Equity Fund | Annual Report | 8/31/10

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     35

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million and 0.65% on assets over $1 billion. For the year ended August 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce the Fund's expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares, and through January 1, 2011 for Class B, Class C and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,823 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2010.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $65,508
Class B                                                                    8,290
Class C                                                                   10,452
Class Y                                                                      988
--------------------------------------------------------------------------------
   Total:                                                                $85,238
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,013 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2010.

36     Pioneer Global Equity Fund | Annual Report | 8/31/10

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $741 in distribution fees payable to PFD at August 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2010, CDSCs in the amount of $8,075 were paid to PFD.

5.   Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2010, the Fund's expenses were not reduced under such arrangements.

6.   Forward Foreign Currency Contracts

At August 31, 2010, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average number of contracts open during the year ended August 31, 2010 was 29,587,171. At August 31, 2010, the Fund had no outstanding portfolio hedges or forward currency settlement contracts.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     37

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2010 was as follows:

Derivatives Not
Accounted for as                                                                     Change in
Hedging Instruments                                                 Realized Gain    Unrealized
Under Accounting                                                    or (Loss) on     Gain or (Loss)
Standards Codification        Location of Gain or (Loss)            Derivatives      on Derivatives
(ASC) 815 (formerly FASB      On Derivatives Recognized             Recognized       Recognized
Statement 133)                in Income                             in Income        in Income
Foreign Exchange Contracts    Net realized gain on forward          $(156,830)
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies
Foreign Exchange Contracts    Change in unrealized gain (loss)                       $(18,164)
                              on forward foreign currency
                              contracts and other assets and
                              liabilities denominated in foreign
                              currencies

8.   Reorganization Information

On June 12, 2009 ("Closing Date"), Pioneer Europe Select Equity Fund was reorganized into the Fund. This tax-free reorganization was accomplished by exchanging the assets and stated liabilities of Pioneer Europe Select Equity Fund for shares of Pioneer Global Equity Fund. Shareholders holding Class A, Class B, Class C, and Class Y shares of Pioneer Europe Select Equity Fund received Class A, Class B, Class C, and Class Y shares, respectively, of Pioneer Global Equity Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:

-------------------------------------------------------------------------------------------
                                              Pioneer
                      Pioneer                 Europe Select           Pioneer
                      Global Equity Fund      Equity Fund             Global Equity Fund
                      (Pre-Reorganization)    (Pre-Reorganization)    (Post-Reorganization)
-------------------------------------------------------------------------------------------
Net Assets
Class A               $ 2,331,932             $64,513,465             $ 66,845,397
Class B               $   839,893             $ 6,834,266             $  7,674,159
Class C               $   769,563             $ 6,001,025             $  6,770,588
Class Y               $51,986,014             $ 2,143,464             $ 54,129,478
-------------------------------------------------------------------------------------------
Total Net Assets      $55,927,402             $79,492,220             $135,419,622
===========================================================================================
Shares Outstanding
Class A                   296,057               3,317,346                8,483,045
Class B                   107,557                 390,827                  982,623
Class C                    98,420                 347,667                  865,815
Class Y                 6,581,640                 107,135                6,852,965
Shares Issued in
 Reorganization
Class A                                                                  8,186,988
Class B                                                                    875,066
Class C                                                                    767,395
Class Y                                                                    271,325

38     Pioneer Global Equity Fund | Annual Report | 8/31/10

--------------------------------------------------------------------------------
                                               Unrealized         Accumulated
                                               Appreciation on    Loss on
                                               Closing Date       Closing Date
--------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund              $498,448           $ (83,331,962)

9.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     39

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the Fund, formerly Pioneer Global Select Equity Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Equity Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
October 26, 2010

40     Pioneer Global Equity Fund | Annual Report | 8/31/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     41

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
Name and Age                Principal Occupation(s)                                                Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a Director of Pioneer Investment            None
                            Management USA Inc. ("PIM-USA"); Chairman and a Director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a Direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a Director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                            sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of Fidu-
                            ciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
-----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);          None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); Head of New Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

42    Pioneer Global Equity Fund | Annual Report | 8/31/10

Independent Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
David R. Bock (66)          Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Mary K. Bush (62)           Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships Held
Name and Age                Principal Occupation(s)                                                by this Trustee
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)          Interim Chief Executive Officer, Oxford Analytica, Inc. (privately-    Director of Enterprise Com-
                            held research and consulting company) (2010 - present); Man-           munity Investment, Inc.
                            aging Partner, Federal City Capital Advisors (corporate advisory       (privately-held affordable
                            services company) (1997 - 2004 and 2008 - present); Execu-             housing finance company)
                            tive Vice President and Chief Financial Officer, I-trax, Inc. (pub-    (1985 - present); Director
                            licly traded health care services company) (2004 - 2007); and          of Oxford Analytica, Inc.
                            Executive Vice President and Chief Financial Officer, Pedestal Inc.    (2008 - present); Director
                            (internet-based mortgage trading company) (2000 - 2002)                of New York Mortgage Trust
                                                                                                   (publicly-traded mortgage
                                                                                                   REIT) (2004 - 2009)
--------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)           President, Bush International, LLC (international financial advi-      Director of Marriott Interna-
                            sory firm) (1991 - present); Managing Director, Federal Housing        tional, Inc. (2008 -
                            Finance Board (oversight of Federal Home Loan Bank system)             present); Director of Dis-
                            (1989 - 1991); Vice President and Head of International                cover Financial Services
                            Finance, Federal National Mortgage Association (1988 - 1989);          (credit card issuer and elec-
                            U.S. Alternate Executive Director, International Monetary Fund         tronic payment services)
                            (1984 - 1988); Executive Assistant to Deputy Secretary of the          (2007 - present); Former
                            U.S. Treasury, U.S. Treasury Department (1982 - 1984); Vice            Director of Briggs & Stratton
                            President and Team Leader in Corporate Banking, Bankers Trust          Co. (engine manufacturer)
                            Co. (1976 - 1982)                                                      (2004 - 2009); Director of
                                                                                                   UAL Corporation (airline
                                                                                                   holding company) (2006 -
                                                                                                   present); Director of Man-
                                                                                                   Tech International Corpora-
                                                                                                   tion (national security,
                                                                                                   defense, and intelligence
                                                                                                   technology firm) (2006 -
                                                                                                   present); Member, Board of
--------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Global Equity Fund | Annual Report | 8/31/10   43

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
Mary K. Bush (continued)
--------------------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee                  Trustee since 2008.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships Held
Name and Age                Principal Occupation(s)                                                by this Trustee
--------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                           Governors, Investment
                                                                                                   Company Institute (2007 -
                                                                                                   present); Former Director of
                                                                                                   Brady Corporation (2000 -
                                                                                                   2007); Former Director of
                                                                                                   Mortgage Guaranty Insur-
                                                                                                   ance Corporation (1991 -
                                                                                                   2006); Former Director of
                                                                                                   Millennium Chemicals, Inc.
                                                                                                   (commodity chemicals)
                                                                                                   (2002 - 2005); Former
                                                                                                   Director, R.J. Reynolds
                                                                                                   Tobacco Holdings, Inc.
                                                                                                   (tobacco) (1999 - 2005);
                                                                                                   Former Director of Texaco,
                                                                                                   Inc. (1997 - 2001)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   William Joseph Maier Professor of Political Economy, Harvard           Trustee, Mellon Institutional
                            University (1972 - present)                                            Funds Investment Trust and
                                                                                                   Mellon Institutional Funds
                                                                                                   Master Portfolio (oversaw
                                                                                                   17 portfolios in fund com-
                                                                                                   plex) (1989 - 2008)
--------------------------------------------------------------------------------------------------------------------------------

44    Pioneer Global Equity Fund | Annual Report | 8/31/10

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee                  Trustee since 2006.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------
Stephen K. West (81)        Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement
                                                     or removal.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships Held
Name and Age                Principal Occupation(s)                                                by this Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Founding Director, Vice-President and Corporate Secretary, The         None
                            Winthrop Group, Inc. (consulting firm) (1982 - present); and
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-       Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);        cial Solutions, Inc. (investor
                            Private investor (2004 - 2008); and Senior Executive Vice Presi-       communications and securi-
                            dent, The Bank of New York (financial and securities services)         ties processing provider for
                            (1986 - 2004)                                                          financial services industry)
                                                                                                   (2009 - present); Director,
                                                                                                   Quadriserv, Inc. (2005 -
                                                                                                   present)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret & Company,       Director of New America
                            Inc. (investment banking firm) (1981 - present)                        High Income Fund, Inc.
                                                                                                   (closed-end investment
                                                                                                   company) (2004 - present);
                                                                                                   Member, Board of Gover-
                                                                                                   nors, Investment Company
                                                                                                   Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -             Director, The Swiss Helvetia
                            present); Partner, Sullivan & Cromwell LLP (prior to 1998)             Fund, Inc. (closed-end
                                                                                                   investment company);
                                                                                                   Director, AMVESCAP, PLC
                                                                                                   (investment manager)
                                                                                                   (1997 - 2005)
---------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Global Equity Fund | Annual Report | 8/31/10  45

Fund Officers

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (45)  Secretary                Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)      Assistant Secretary      Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Thomas Reyes (47)           Assistant Secretary      Since 2010. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)        Treasurer                Since 2008. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Treasurer      Since 2005. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)          Assistant Treasurer      Since 2005. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------

Fund Officers

------------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
Name and Age                Principal Occupation(s)                                                Held by this Officer
------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)  Vice President and Associate General Counsel of Pioneer since          None
                            January 2008 and Secretary of all of the Pioneer Funds since
                            June 2010; Assistant Secretary of all of the Pioneer Funds from
                            September 2003 to May 2010; Vice President and Senior Coun-
                            sel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)      Fund Governance Director of Pioneer since December 2006 and            None
                            Assistant Secretary of all the Pioneer Funds since June 2010;
                            Manager -- Fund Governance of Pioneer from December 2003 to
                            November 2006; Senior Paralegal of Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)           Counsel of Pioneer since June 2007 and Assistant Secretary of          None
                            all the Pioneer Funds since June 2010; Vice President and Coun-
                            sel at State Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)        Vice President -- Fund Accounting, Administration and Controller-      None
                            ship Services of Pioneer; and Treasurer of all of the Pioneer
                            Funds since March 2008; Deputy Treasurer of Pioneer from
                            March 2004 to February 2008; Assistant Treasurer of all of the
                            Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                            from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)       Assistant Vice President -- Fund Accounting, Administration and        None
                            Controllership Services of Pioneer; and Assistant Treasurer of all
                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)          Fund Accounting Manager -- Fund Accounting, Administration             None
                            and Controllership Services of Pioneer; and Assistant Treasurer of
                            all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------

46    Pioneer Global Equity Fund | Annual Report | 8/31/10

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (30)       Assistant Treasurer      Since 2009. Serves
                                                     at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------
Jean M. Bradley (57)        Chief Compliance         Since 2010. Serves
                            Officer                  at the discretion of
                                                     the Board.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
Name and Age                Principal Occupation(s)                                                Held by this Officer
-----------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)       Fund Administration Manager -- Fund Accounting, Administration         None
                            and Controllership Services since November 2008 and Assistant
                            Treasurer of all of the Pioneer Funds since January 2009; Client
                            Service Manager -- Institutional Investor Services at State Street
                            Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)        Chief Compliance Officer of Pioneer and of all the Pioneer Funds       None
                            since March 2010; Director of Adviser and Portfolio Compliance
                            at Pioneer since October 2005; Senior Compliance Officer for
                            Columbia Management Advisers, Inc. from October 2003 to
                            October 2005
-----------------------------------------------------------------------------------------------------------------------

                      Pioneer Global Equity Fund | Annual Report | 8/31/10    47

                            This page for your notes.

48     Pioneer Global Equity Fund | Annual Report | 8/31/10

                            This page for your notes.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     49

                            This page for your notes.

50     Pioneer Global Equity Fund | Annual Report | 8/31/10

                            This page for your notes.

                     Pioneer Global Equity Fund | Annual Report | 8/31/10     51

                            This page for your notes.

52     Pioneer Global Equity Fund | Annual Report | 8/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Income
Municipal Fund
--------------------------------------------------------------------------------
Annual Report | August 31, 2010

Ticker Symbols:

Class A   PIMAX
Class C   HICMX
Class Y   HIMYX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              7
Prices and Distributions                                                       8
Performance Update                                                             9
Comparing Ongoing Fund Expenses                                               12
Schedule of Investments                                                       14
Financial Statements                                                          25
Notes to Financial Statements                                                 32
Report of Independent Registered Public Accounting Firm                       38
Trustees, Officers and Service Providers                                      40

              Pioneer High Income Municipal Fund | Annual Report | 8/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/10     3

Portfolio Management Discussion | 8/31/10

The potential for higher taxes in a slowly improving economy sparked investment in the high-yield municipal bond market during the 12-month period ended August 31, 2010. As a result, investors in that segment of the municipal market were rewarded with relatively high returns. In the following interview, Timothy Pynchon, Pioneer High Income Municipal Fund's lead portfolio manager, discusses the factors that affected the municipal bond market and the Fund's performance over the 12 months ended August 31, 2010.

Q  How did the Fund perform during the 12-month period ended August 31, 2010?

A Pioneer High Income Municipal Fund's Class A shares produced a total return of 25.15% at net asset value over the 12 months ended August 31, 2010, while the Fund's benchmark, the Barclays Capital High Yield Municipal Bond Index, returned 22.08%. Over the same period, the average return of the 113 mutual funds in Lipper's High Yield Municipal Debt Funds category was 17.25%. During the period, investors were rewarded with a relatively high level of dividend income. As of August 31, 2010, the Fund's Class A shares generated a 30-day SEC yield of 6.72% and the Fund's taxable equivalent yield was 9.95%, based on the maximum federal income tax rate of 35%. As of August 31, 2010, about 25% of the Fund's investments were subject to the federal Alternative Minimum Tax and the Fund held 175 issues in 32 states.

Q What was the investment environment like for high-income municipal bonds during the 12-months ended August 31, 2010?

A During the 12 months ended August 31, 2010, the investment backdrop for the Fund was positive. Economic growth was relatively slow, but steady, and the Federal Reserve Board (the Fed) kept interest rates in the 0.00% to 0.25% range. Against that backdrop, investors, who were concerned about the potential for higher taxes, sought relatively high tax-free yields. As a result, inflows into the high-yield municipal market and the Fund were robust.

Q How did you manage the Fund in that environment over the 12 months ended August 31, 2010?

A In 2009, we began taking advantage of the higher yields and lower prices offered by bonds that had fallen out of favor with investors in the poor economic environment. We emphasized areas that underpin the U.S. economy, and that positioning benefited the Fund during the substantial rally in high-yield municipal bonds that occurred over the last several months of the period. For example, health care, a core service sector (approximately 32%

4     Pioneer High Income Municipal Fund | Annual Report | 8/31/10
   of the Fund's net assets on August 31, 2010) was the biggest position in the Fund's portfolio. Transportation and tobacco bonds accounted for roughly 23% and 16% of the Fund's net assets, respectively, on August 31, 2010. Investments in education, primarily selective charter schools, represented between 3% and 4% of the Fund's net assets on August 31, 2010.

   In adding bonds to the Fund, we continued to focus on revenue bonds rather than general obligation securities. Revenue bonds rely upon revenues generated by the particular asset the bond was issued to finance in order to make principal and interest payments to investors. For example, a bond issued to fund a continuing care retirement community is backed by the revenue that is generated from fees and other costs paid by users of the facility. With general obligation bonds, the interest and principal payments are guaranteed by the full financial resources and taxing power of the municipalities that issue them. We did not invest the Fund in "dirt" bonds, the colloquial term for securities that are secured by land values or unimproved property. In addition, we were very selective in adding bonds to the Fund's portfolio. As a result, the Fund had a very manageable default rate of less than 1% during the 12 months ended August 31, 2010.

   While the majority of our investment decisions over the Fund's fiscal year benefited performance results, we did, however, see some underperformance among tobacco bonds during the period, which had a slightly negative effect on Fund performance.

Q  What is your outlook?

A We are positive in our outlook for the high-yield municipal bond market and for the Fund. We have been positioning the Fund's portfolio for a slow, but steady economic recovery and for potentially higher interest rates and tax rates, which should drive demand for tax-exempt securities.

   That said, there is no doubt that there is tremendous financial stress in certain states with budget problems, and that stress could have an impact on the municipal bonds associated with those states. Some analysts may see this as a reason or a concern to avoid municipal bonds in general; we would strongly disagree, however. We believe that only buoys the argument to avoid general obligation debt as opposed to revenue bond debt, as we have been doing. At some point general obligation debt may again be attractive, but revenue bonds are the Fund's bread and butter and have proven to be a strong, prescient investment call we made dating back to several years ago. We believe the Fund's performance reaffirms the wisdom in that strategy.

   In addition, we believe the continued new issuance of Build America Bonds, which are taxable municipal debt instruments subsidized by the U.S. Treasury, and the continued dearth of new supply in the high-yield market are likely to provide an indirect benefit for high-yield tax-exempt securities. We

              Pioneer High Income Municipal Fund | Annual Report | 8/31/10     5
   believe the supply/demand imbalance could potentially drive up the prices of high-yield municipal bonds.

Please refer to the Schedule of Investments on pages 14-24 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of the Fund's income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer. By investing primarily in municipal securities, the Fund is more susceptible to adverse economic, political or regulatory developments than is a fund that invests more broadly.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

6     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Portfolio Summary | 8/31/10

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                      0.95%
AA                       1.04%
A                        5.37%
BBB                     23.42%
BB                       5.07%
B                       14.81%
CCC                     13.13%
Not Rated               36.21%

Maturity Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 Years                  4.6%
2-5 Years                  1.9%
5-7 Years                  1.8%
7-10 Years                17.6%
10-20 Years               16.5%
20+ Years                 57.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

    1.    Chicago Illinois O'Hare International Airport, 5.5%, 12/1/30                4.28%
-------------------------------------------------------------------------------------------
    2.    Pennsylvania Economic Development Financing Authority, 6.0%, 6/1/31         3.40
-------------------------------------------------------------------------------------------
    3.    Brazos River Authority Revenue, 5.75%, 5/1/36                               3.29
-------------------------------------------------------------------------------------------
    4.    Golden State Tobacco Securitization Corp., 5.75%, 6/1/47                    2.62
-------------------------------------------------------------------------------------------
    5.    Illinois Finance Authority, 8.25%, 5/15/45                                  2.60
-------------------------------------------------------------------------------------------
    6.    Buckeye Tobacco Settlement Finance Authority, 6.5%, 6/1/47                  2.53
-------------------------------------------------------------------------------------------
    7.    Sabine River Authority of Texas, 5.75%, 5/1/30                              2.32
-------------------------------------------------------------------------------------------
    8.    Illinois Finance Authority, 8.25%, 2/15/46                                  2.23
-------------------------------------------------------------------------------------------
    9.    Dallas-Fort Worth International Airport Revenue, 5.5%, 11/1/30              2.21
-------------------------------------------------------------------------------------------
   10.    Tobacco Settlement Authority of Iowa, 5.625%, 6/1/46                        2.10
-------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/10     7

Prices and Distributions | 8/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class              8/31/10           8/31/09
--------------------------------------------------------------------------------
       A                 $ 7.97            $ 6.84
--------------------------------------------------------------------------------
       C                 $ 7.96            $ 6.83
--------------------------------------------------------------------------------
       Y                 $ 7.88            $ 6.80
--------------------------------------------------------------------------------

Distributions per Share: 9/1/09-8/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A              $ 0.5480              $ --              $ --
--------------------------------------------------------------------------------
       C              $ 0.4812              $ --              $ --
--------------------------------------------------------------------------------
       Y              $ 0.5575              $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital High Yield Municipal Bond Index measures the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000/$5 million Investment" charts shown on pages 9-11.

8     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer High Income Municipal Fund at public offering price, compared to that of the Barclays Capital High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2010)
-----------------------------------------------------------------------------
                                         Net Asset       Public Offering
Period                                   Value (NAV)     Price (POP)
-----------------------------------------------------------------------------
Life-of-Class
(10/17/06)                                 0.84%           -0.35%
1 Year                                    25.15            19.56
-----------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009)
-----------------------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------------------
                                           1.28%            0.90%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer               Barclays Capital
                         High Income                High Yield
                        Municipal Fund          Municipal Bond Index
10/06                        9550                      10000
 8/07                        9662                      10076
 8/08                        9184                       9635
 8/09                        7861                       8750
 8/10                        9838                      10682

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/10     9

Performance Update | 8/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2010)
-------------------------------------------------------------------------------
                                             If          If
Period                                       Held        Redeemed
-------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                                   -0.11%       -0.11%
1 Year                                       24.11        24.11
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009)
-------------------------------------------------------------------------------
                                             Gross       Net
-------------------------------------------------------------------------------
                                              1.98%        1.80%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer               Barclays Capital
                         High Income                High Yield
                        Municipal Fund          Municipal Bond Index
10/06                        10000                     10000
 8/07                        10026                     10076
 8/08                         9430                      9635
 8/09                         7999                      8750
 8/10                         9928                     10682

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitation currently in effect through 1/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Performance Update | 8/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.

Average Annual Total Returns
(As of August 31, 2010)
-------------------------------------------------------------------------------
                                            If          If
Period                                      Held        Redeemed
-------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                                   0.56%         0.56%
1 Year                                      24.73         24.73
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2009)
-------------------------------------------------------------------------------
                                            Gross       Net
-------------------------------------------------------------------------------
                                             1.04%         1.04%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

                            Pioneer               Barclays Capital
                         High Income                High Yield
                        Municipal Fund          Municipal Bond Index
10/06                      5000000                   5000000
 8/07                      5040643                   5037858
 8/08                      4765972                   4817609
 8/09                      4084381                   4374969
 8/10                      5094276                   5340947

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2010 through August 31, 2010.

--------------------------------------------------------------------------------
 Share Class                  A                C                Y
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 3/1/10
--------------------------------------------------------------------------------
 Ending Account          $ 1,081.68       $ 1,077.16       $ 1,083.57
 Value on 8/31/10
--------------------------------------------------------------------------------
 Expenses Paid           $     4.72       $     8.85       $     3.52
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.69% and 0.67% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the half year period).

12     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2010 through August 31, 2010.

--------------------------------------------------------------------------------
 Share Class                       A                C                Y
--------------------------------------------------------------------------------
 Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 3/1/10
--------------------------------------------------------------------------------
 Ending Account Value          $ 1,020.67       $ 1,016.69       $ 1,021.83
 on 8/31/10
--------------------------------------------------------------------------------
 Expenses Paid                 $     4.58       $     8.59       $     3.41
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.69% and 0.67% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the half year period).

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     13

Schedule of Investments | 8/31/10

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 101.0%
                                           Various States -- 0.2%
 $ 1,175,000         12.00          NR/NR  Non-Profit Preferred Funding, Various
                                           States, Floating Rate Note, 9/15/37         $    880,663
----------------------------------------------------------------------------------------------------
                                           Alabama -- 1.0%
   3,000,000                         B/B2  Alabama Industrial Development Authority,
                                           6.45%, 12/1/23                              $  2,897,700
     925,000                        NR/NR  Huntsville-Redstone, 5.5%, 1/1/43                735,384
   2,000,000                        NR/NR  Huntsville-Redstone, 6.875%, 1/1/43            1,930,260
                                                                                       ------------
                                                                                       $  5,563,344
----------------------------------------------------------------------------------------------------
                                           Arizona -- 0.5%
     750,000                        NR/NR  Pima County Arizona Development
                                           Authority, 8.5%, 7/1/39                     $    813,308
   2,000,000                        NR/NR  Pima County Arizona Development
                                           Authority, 7.0%, 1/1/38                        1,954,540
                                                                                       ------------
                                                                                       $  2,767,848
----------------------------------------------------------------------------------------------------
                                           California -- 8.3%
     334,656                        NR/NR  California Statewide Communities
                                           Development Authority, 9.0%, 12/1/38 (d)    $     32,529
   1,000,000                       BBB/NR  California Statewide Communities
                                           Development Authority, 7.25%, 11/15/41         1,111,230
   2,000,000                        NR/NR  California Statewide Communities
                                           Development Authority, 7.5%, 6/1/42            2,105,700
   2,500,000                        NR/NR  City of Alhambra California,
                                           7.625%, 1/1/40                                 2,672,875
  83,415,000                        BB/NR  Golden State Tobacco Securitization Corp.,
                                           0.0%, 6/1/47                                   2,658,436
   7,525,000                     BBB/Baa3  Golden State Tobacco Securitization Corp.,
                                           5.125%, 6/1/47                                 5,066,056
  20,380,000                     BBB/Baa3  Golden State Tobacco Securitization Corp.,
                                           5.75%, 6/1/47                                 15,190,029
   2,000,000                      B-/Caa2  Los Angeles California Revenue,
                                           7.5%, 12/1/24                                  2,022,100
  10,000,000                      AAA/Aa3  Oceanside Unified School District,
                                           0.0%, 8/1/40                                   1,710,700
  10,020,000                      AAA/Aa3  Oceanside Unified School District,
                                           0.0%, 8/1/41                                   1,606,707
  28,055,000                      AAA/Aa3  Oceanside Unified School District,
                                           0.0%, 8/1/49                                   2,002,846
   5,000,000                        A+/WR  Pittsburg Redevelopment Agency,
                                           0.0%, 8/1/28                                   1,668,600
   9,145,000                        A+/WR  Pittsburg Redevelopment Agency,
                                           0.0%, 8/1/30                                   2,612,818
   2,900,000                        A+/WR  Pittsburg Redevelopment Agency,
                                           0.0%, 8/1/25                                   1,212,896

The accompanying notes are an integral part of these financial statements.

14     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

---------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                            California -- (continued)
 $ 6,500,000                     BBB/Baa3   Tobacco Securitization Authority Southern
                                            California, 5.125%, 6/1/46                 $  4,304,690
     400,000                         D/NR   Valley Health System, 6.5%, 5/15/25 (d)         296,640
   8,090,000                        A/Aa2   Yuba Community College District,
                                            0.0%, 8/1/42                                  1,030,990
                                                                                       ------------
                                                                                       $ 47,305,842
---------------------------------------------------------------------------------------------------
                                            Colorado -- 3.0%
   1,000,000                      B-/Caa1   City & County of Denver, 5.75%, 10/1/32    $    892,810
   1,075,000                        NR/NR   Colorado Department of Education,
                                            5.625%, 12/1/36                                 909,708
   2,500,000                       BB/Ba2   Colorado Health Facilities Authority,
                                            5.75%, 1/1/37                                 2,256,100
   1,000,000                        NR/NR   Colorado Springs Colorado Urban,
                                            7.0%, 12/1/29                                   922,640
   3,940,000                       BBB/NR   Denver Health & Hospital Authority,
                                            1.333%, 12/1/33                               2,684,283
   3,000,000                       A/Baa1   E-470 Public Highway Authority,
                                            0.0%, 9/1/27                                  1,089,120
  15,070,000                       A/Baa1   E-470 Public Highway Authority,
                                            0.0%, 9/1/29                                  4,689,031
   3,500,000                        NR/NR   Three Springs Metropolitan District No.1,
                                            7.75%, 12/1/39                                3,577,490
                                                                                       ------------
                                                                                       $ 17,021,182
---------------------------------------------------------------------------------------------------
                                            Connecticut -- 0.4%
   2,000,000                        NR/NR   Town of Hamden Connecticut,
                                            7.75%, 1/1/43                              $  2,208,580
                                                                                       ------------
                                                                                       $  2,208,580
---------------------------------------------------------------------------------------------------
                                            District of Columbia -- 1.3%
   7,000,000                    BBB+/Baa1   Metropolitan Washington Airport,
                                            0.0%, 10/1/37                              $  1,353,590
   9,000,000                    BBB+/Baa1   Metropolitan Washington Airport,
                                            0.0%, 10/1/44                                 5,862,420
                                                                                       ------------
                                                                                       $  7,216,010
---------------------------------------------------------------------------------------------------
                                            Florida -- 5.9%
  15,000,000                         A/A2   Miami-Dade County Florida,
                                            0.0%, 10/1/30                              $  4,531,350
  11,735,000                        A+/A2   Miami-Dade County Florida,
                                            0.0%, 10/1/40                                 1,689,723
   1,000,000                        NR/NR   Greater Orlando Aviation Authority,
                                            6.375%, 11/15/26                                978,660
  10,965,000                        NR/NR   Greater Orlando Aviation Authority,
                                            6.5%, 11/15/36                               10,707,651

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     15

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount          (unaudited)   (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                             Florida -- (continued)
 $  2,380,000                        NR/NR   Hillsborough County Industrial
                                             Development Authority, 6.75%, 7/1/29       $  2,380,476
    2,910,000                        NR/NR   Hillsborough County Industrial
                                             Development Authority, 6.5%, 7/1/29           2,849,414
    1,465,000                        NR/NR   Hillsborough County Industrial
                                             Development Authority, 6.7%, 7/1/21           1,437,033
    4,200,000                        BB/NR   Lee County Florida Industrial Development
                                             Authority, 5.375%, 6/15/37                    3,627,372
    1,920,000                        NR/NR   Liberty County Florida, 8.25%, 7/1/28         1,881,120
    1,000,000                        NR/NR   Miami Beach Health Facilities Authority,
                                             5.375%, 11/15/28                                926,030
    1,000,000                       NR/Ba1   Miami Beach Health Facilities Authority,
                                             6.75%, 11/15/21                               1,048,550
    1,890,000                       NR/Ba1   Miami Beach Health Facilities Authority,
                                             6.7%, 11/15/19                                1,939,386
                                                                                        ------------
                                                                                        $ 33,996,765
----------------------------------------------------------------------------------------------------
                                             Georgia -- 3.2%
    6,000,000                      CCC+/NR   Clayton County Development Authority,
                                             8.75%, 6/1/29                              $  6,768,180
    3,500,000                      CCC+/NR   Clayton County Development Authority,
                                             9.0%, 6/1/35                                  3,763,515
    3,150,000                        NR/NR   Fulton County Water and Sewer Revenue,
                                             5.0%, 7/1/27                                  2,321,267
    8,500,000                        NR/NR   Fulton County Water and Sewer Revenue,
                                             5.125%, 7/1/42                                5,633,290
                                                                                        ------------
                                                                                        $ 18,486,252
----------------------------------------------------------------------------------------------------
                                             Hawaii -- 0.5%
    1,500,000                        NR/NR   Hawaii State Department of Budget and
                                             Finance, 7.5%, 11/15/15                    $  1,540,650
    1,000,000                        NR/NR   Hawaii State Department of Budget and
                                             Finance, 9.0%, 11/15/44                       1,159,690
                                                                                        ------------
                                                                                        $  2,700,340
----------------------------------------------------------------------------------------------------
                                             Iowa -- 3.6%
    4,000,000                        NR/NR   Iowa Finance Authority Senior Housing
                                             Revenue, 5.625%, 12/1/45                   $  2,597,000
    3,250,000                        BB/NR   Iowa Finance Authority Senior Housing
                                             Revenue, 5.5%, 11/15/37                       2,270,515
    1,455,000                        NR/NR   Iowa Finance Authority Senior Housing
                                             Revenue, 5.0%, 11/15/12                       1,384,680
    3,000,000                     BBB/Baa3   Tobacco Settlement Authority of Iowa,
                                             5.375%, 6/1/38                                2,331,300

The accompanying notes are an integral part of these financial statements.

16     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount          (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                             Iowa -- (continued)
 $ 16,060,000                     BBB/Baa3   Tobacco Settlement Authority of Iowa,
                                             5.625%, 6/1/46                                $ 12,174,444
                                                                                           ------------
                                                                                           $ 20,757,939
-------------------------------------------------------------------------------------------------------
                                             Illinois -- 12.3%
   31,000,000                      NR/Caa2   Chicago Illinois O'Hare International
                                             Airport, 5.5%, 12/1/30                        $ 24,792,560
    5,000,000                        NR/NR   Illinois Finance Authority,
                                             5.625%, 2/15/37                                  4,154,400
    4,500,000                        BB/NR   Illinois Finance Authority,
                                             8.125%, 5/15/40                                  4,441,995
   15,135,000                        BB/NR   Illinois Finance Authority,
                                             8.25%, 5/15/45                                  15,063,260
    4,500,000                        BB/NR   Illinois Finance Authority,
                                             6.25%, 11/15/35                                  3,937,410
   12,925,000                        NR/NR   Illinois Finance Authority,
                                             8.25%, 2/15/46                                  12,879,892
    3,740,000                        NR/NR   Southwestern Illinois Development
                                             Authority Revenue, 5.625%, 11/1/26               2,735,997
    2,500,000                        NR/NR   Southwestern Illinois Development
                                             Authority Revenue, 6.625%, 6/1/37                2,387,850
                                                                                           ------------
                                                                                           $ 70,393,364
-------------------------------------------------------------------------------------------------------
                                             Indiana -- 1.3%
    3,500,000                        NR/NR   City of Crown Point, 8.0%, 11/15/39           $  3,565,380
      715,000                      B+/Caa2   City of East Chicago, 5.5%, 9/1/28                 640,483
    1,500,000                      BBB-/NR   Hammond Local Public Improvement,
                                             6.75%, 8/15/35                                   1,532,115
    2,015,000                        NR/NR   Saint Joseph County Industrial Electricians,
                                             6.0%, 5/15/38                                    1,883,662
                                                                                           ------------
                                                                                           $  7,621,640
-------------------------------------------------------------------------------------------------------
                                             Massachusetts -- 2.6%
    2,000,000                        NR/NR   Massachusetts Development Finance
                                             Agency, 6.75%, 10/25/37                       $  1,834,460
    1,750,000                        NR/NR   Massachusetts Development Finance
                                             Agency, 5.5%, 11/15/22                           1,478,068
    3,000,000                        NR/NR   Massachusetts Development Finance
                                             Agency, 5.75%, 11/15/35                          2,285,760
      880,000                        NR/NR   Massachusetts Development Finance
                                             Agency, 7.625%, 10/15/37                           888,334
    1,000,000                        NR/NR   Massachusetts Development Finance
                                             Agency, 5.75%, 11/15/42                            731,350
      500,000                       BBB/NR   Massachusetts Development Finance
                                             Agency, 8.0%, 4/15/39                              573,965
    2,500,000                        NR/NR   Massachusetts Development Finance
                                             Agency, 7.25%, 6/1/16                            2,524,450

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     17

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount        (unaudited)   (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------
                                           Massachusetts -- (continued)
$  500,000                         NR/NR   Massachusetts Development Finance
                                           Agency, 7.5%, 6/1/29                        $    531,215
 1,000,000                         NR/NR   Massachusetts Development Finance
                                           Agency, 7.875%, 6/1/44                         1,064,300
 3,500,000                         NR/NR   Massachusetts State Health Department,
                                           6.5%, 1/15/38                                  3,212,335
                                                                                       ------------
                                                                                       $ 15,124,237
---------------------------------------------------------------------------------------------------
                                           Maine -- 0.2%
 1,000,000                         NR/B2   Town of Rumford Maine,
                                           6.875%, 10/1/26                             $  1,001,550
                                                                                       ------------
                                                                                       $  1,001,550
---------------------------------------------------------------------------------------------------
                                           Michigan -- 4.3%
   160,000                         NR/NR   Doctor Charles Drew Academy,
                                           5.7%, 11/1/36                               $    104,891
 3,000,000                       BBB-/NR   Flint Michigan International Academy,
                                           5.75%, 10/1/37                                 2,721,930
 4,315,000                         NR/NR   Michigan Finance Authority,
                                           8.5%, 10/1/45                                  4,355,130
 1,450,000                         NR/NR   Michigan Public Educational Facilities
                                           Authority Revenue, 5.875%, 6/1/37              1,255,338
 1,000,000                       BBB-/NR   Michigan Public Educational Facilities
                                           Authority Revenue, 6.5%, 9/1/37                1,003,370
   350,000                        BB+/NR   Michigan Public Educational Facilities
                                           Authority Revenue, 7.25%, 4/1/20                 365,309
 1,000,000                        BB+/NR   Michigan Public Educational Facilities
                                           Authority Revenue, 8.0%, 4/1/40                1,043,360
   500,000                       BBB-/NR   Michigan Public Educational Facilities
                                           Authority Revenue, 8.75%, 9/1/39                 566,320
 2,750,000                         NR/NR   Michigan State Hospital Finance Authority,
                                           5.5%, 11/15/35                                 2,401,823
 3,175,000                         NR/NR   Michigan Strategic Fund, 7.25%, 1/1/39         3,176,683
10,015,000                        BBB/NR   Michigan Tobacco Settlement Finance
                                           Authority, 6.0%, 6/1/48                        7,592,772
                                                                                       ------------
                                                                                       $ 24,586,926
---------------------------------------------------------------------------------------------------
                                           Minnesota -- 0.4%
 1,500,000                         NR/NR   City of Brooklyn Parks Department,
                                           9.25%, 3/1/39                               $  1,691,370
   750,000                         NR/B2   City of International Falls Minnesota,
                                           6.85%, 12/1/29                                   752,198
                                                                                       ------------
                                                                                       $  2,443,568
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                 Value
----------------------------------------------------------------------------------------------------
                                            Missouri -- 1.6%
 $ 2,000,000                        B+/Ba   City of Manchester Missouri,
                                            6.875%, 11/1/39                             $  2,053,720
   2,000,000                        BB/NR   Community Memorial Hospital District,
                                            6.68%, 12/1/34                                 1,759,960
   4,500,000                        NR/NR   Kirkwood Industrial, 8.25%, 5/15/45            4,635,225
     500,000                        NR/Ca   Saint Louis Industrial Development
                                            Authority Revenue, 7.2%, 12/15/28                158,945
   1,260,000                        NR/Ca   Saint Louis Industrial Development
                                            Authority Revenue, 7.25%, 12/15/35               400,365
                                                                                        ------------
                                                                                        $  9,008,215
----------------------------------------------------------------------------------------------------
                                            Montana -- 0.2%
   2,215,000                        NR/NR   Hardin Montana Tax Increment Financing
                                            Lawyers, 0.0%, 9/1/31                       $  1,350,419
                                                                                        ------------
                                                                                        $  1,350,419
----------------------------------------------------------------------------------------------------
                                            Nebraska -- 0.2%
   3,250,000                        NR/NR   City of Grand Island Solid Waste Division,
                                            7.0%, 6/1/23                                $    981,988
                                                                                        ------------
                                                                                        $    981,988
----------------------------------------------------------------------------------------------------
                                            New Jersey -- 3.6%
     470,000                        NR/NR   New Jersey Economic Development
                                            Authority Special Facility Revenue,
                                            5.875%, 1/1/37                              $    411,828
   5,035,000                         B/B3   New Jersey Economic Development
                                            Authority Special Facility Revenue,
                                            7.0%, 11/15/30                                 5,056,701
   3,000,000                         B/B3   New Jersey Economic Development
                                            Authority Special Facility Revenue,
                                            6.25%, 9/15/19                                 2,940,030
   3,500,000                         B/B3   New Jersey Economic Development
                                            Authority Special Facility Revenue,
                                            6.4%, 09/15/23                                 3,439,275
   8,400,000                        BB/NR   Tobacco Settlement Financing Corp.,
                                            0.0%, 6/1/41                                     417,984
  11,935,000                     BBB/Baa3   Tobacco Settlement Financing Corp.,
                                            5.0%, 6/1/41                                   8,168,791
                                                                                        ------------
                                                                                        $ 20,434,609
----------------------------------------------------------------------------------------------------
                                            New Mexico -- 0.2%
   1,000,000                        NR/NR   County of Otero Jail Project Revenue,
                                            8.25%, 12/1/23                              $  1,016,130
     255,000                        NR/NR   County of Otero Jail Project Revenue,
                                            6.0%, 4/1/23                                     223,627
                                                                                        ------------
                                                                                        $  1,239,757
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     19

-------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                              Value
-------------------------------------------------------------------------------------------------
                                            New York -- 4.3%
 $ 1,005,000                        NR/NR   Dutchess County Industrial Development,
                                            7.5%, 3/1/29                             $  1,012,889
   1,365,000                        NR/NR   Dutchess County Industrial Development,
                                            7.5%, 03/01/29                              1,375,715
     285,000                        NR/NR   Dutchess County Industrial Development,
                                            7.25%, 3/1/19                                 292,305
   5,750,000                        NR/NR   Erie County New York, 6.0%, 11/15/36        4,893,480
   4,000,000                        NR/NR   Nassau County Long Island Industrial
                                            Development, 6.7%, 1/1/43                   4,036,320
     950,000                        BB/NR   Nassau County Long Island Industrial
                                            Development, 5.5% 1/1/28                      938,904
   4,890,000                      B-/Caa3   New York City Industrial Development
                                            Agency, 5.0%, 5/15/20                       4,403,494
   6,600,000                    CCC+/Caa2   New York City Industrial Development
                                            Agency, 6.9%, 8/1/24                        6,138,396
   2,000,000                      B-/Caa3   New York City Transportation Finance
                                            Authority, 5.125%, 5/15/30                  1,708,340
                                                                                     ------------
                                                                                     $ 24,799,843
-------------------------------------------------------------------------------------------------
                                            Ohio -- 6.8%
  18,370,000                     BBB/Baa3   Buckeye Tobacco Settlement Finance
                                            Authority, 6.5%, 6/1/47                  $ 14,652,647
   4,600,000                     BBB/Baa3   Buckeye Tobacco Settlement Finance
                                            Authority, 0.6%, 6/1/42                     3,461,362
  55,000,000                        NR/NR   Buckeye Tobacco Settlement Finance
                                            Authority, 0.0%, 6/1/47                     1,722,600
  11,260,000                     BBB/Baa3   Buckeye Tobacco Settlement Finance
                                            Authority, 5.875%, 6/1/47                   8,182,980
   4,000,000                      CCC+/B3   Cleveland Ohio Airport Revenue,
                                            5.375%, 9/15/27                             3,499,280
   4,985,000                      CCC+/B3   Cleveland Ohio Airport Revenue,
                                            5.7%, 12/01/19                              4,657,834
   1,510,000                      NR/Caa2   Ohio State Pollution Control Revenue,
                                            5.6%, 8/1/32                                1,353,911
   1,020,000                      B+/Caa2   Ohio State Pollution Control Revenue,
                                            5.65%, 3/1/33                                 919,357
   1,065,000                        NR/NR   Tuscarawas County Hospitals,
                                            6.35%, 11/1/37                                999,609
                                                                                     ------------
                                                                                     $ 39,449,580
-------------------------------------------------------------------------------------------------
                                            Oklahoma -- 1.4%
      85,000                        BB/NR   Jackson County Memorial Hospital,
                                            7.3%, 8/1/15                             $     85,080
   3,000,000                        NR/NR   Tulsa County Industrial Authority,
                                            7.25%, 11/1/45                              3,026,490

The accompanying notes are an integral part of these financial statements.

20     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                            Oklahoma -- (continued)
 $ 5,140,000                      B-/Caa2   Tulsa Municipal Airport Revenue,
                                            6.25%, 6/1/20                                $  4,884,079
                                                                                         ------------
                                                                                         $  7,995,649
-----------------------------------------------------------------------------------------------------
                                            Pennsylvania -- 7.1%
   8,500,000                       BB-/B1   Allegheny County Hospital Development
                                            Authority, 5.375%, 11/15/40                  $  6,448,440
   5,000,000                        NR/NR   New Jersey Economic Development
                                            Authority, 6.625%, 1/1/37                       4,514,150
   2,005,000                    CCC+/Caa3   Pennsylvania Economic Development
                                            Financing Authority, 7.5%, 5/1/20               2,015,065
   8,075,000                    CCC+/Caa3   Pennsylvania Economic Development
                                            Financing Authority, 8.0%, 5/1/29               8,332,673
  20,800,000                      B+/Caa2   Pennsylvania Economic Development
                                            Financing Authority, 6.0%, 6/1/31              19,689,696
                                                                                         ------------
                                                                                         $ 41,000,024
-----------------------------------------------------------------------------------------------------
                                            Puerto Rico -- 1.0%
  55,115,000                      AA-/Aa2   Puerto Rico Sales Tax Financing Corp.,
                                            0.0%, 8/1/54                                 $  3,750,576
  10,000,000                      AA-/Aa2   Puerto Rico Sales Tax Financing Corp.,
                                            0.0%, 8/1/47                                    1,107,300
  16,625,000                      AA-/Aa2   Puerto Rico Sales Tax Financing Corp.,
                                            0.0%, 8/1/56                                    1,009,138
                                                                                         ------------
                                                                                         $  5,867,014
-----------------------------------------------------------------------------------------------------
                                            Rhode Island -- 0.4%
   2,100,000                        NR/NR   The Central Falls Detention Facility Corp.,
                                            7.25%, 7/15/35                               $  1,839,537
  17,200,000                        BB/NR   Rhode Island Tobacco State Settlement,
                                            0.0%, 6/1/52                                      264,880
                                                                                         ------------
                                                                                         $  2,104,417
-----------------------------------------------------------------------------------------------------
                                            Texas -- 20.3%
  19,920,000                     CCC/Caa3   Brazos River Authority Revenue, 5.75%,
                                            5/1/36                                       $ 19,023,600
   5,000,000          9.13      CCC+/Caa2   Dallas-Fort Worth International Airport
                                            Revenue, Floating Rate Note, 5/1/29             5,184,750
  16,600,000                      CCC+/NR   Dallas-Fort Worth International Airport
                                            Revenue, 5.5%, 11/1/30                         12,790,964
     470,000                    CCC+/Caa2   Dallas-Fort Worth International Airport
                                            Revenue, 6.0%, 11/1/14                            449,414
   3,205,000                    CCC+/Caa2   Dallas-Fort Worth International Airport
                                            Revenue, 6.375%, 5/1/35                         2,716,943
     248,873                        NR/NR   Gulf Coast Waste Disposal Authority
                                            Revenue, 7.0%, 12/1/36 (d)                         24,190
  10,125,000                       A/Baa1   Harris County, 0.0%, 11/15/24                   4,019,726

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     21

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                 Value
----------------------------------------------------------------------------------------------------
                                            Texas -- (continued)
 $ 5,000,000                       A/Baa1   Harris County, 0.0%, 11/15/27               $  1,542,600
  12,905,000                       A/Baa1   Harris County, 0.0%, 11/15/29                  3,533,260
   5,000,000                       A/Baa1   Harris County-Houston Sports Authority,
                                            0.0%, 11/15/31                                 1,196,150
  12,000,000                       A/Baa1   Harris County-Houston Sports Authority,
                                            0.0%, 11/15/28                                 3,514,680
   2,500,000                        NR/NR   HFDC of Central Texas, 7.75%, 11/15/44         2,558,075
   4,500,000                      CCC+/B3   Houston Airport Revenue, 6.75%, 7/1/29         4,517,865
   1,740,000                        NR/NR   Maverick County Public Facilities Revenue,
                                            6.25%, 2/1/24                                  1,552,445
     300,000                        NR/NR   Maverick County Public Facilities Revenue,
                                            6.375%, 2/1/29                                   256,842
   6,255,000                     CCC/Caa3   Sabine River Authority of Texas,
                                            5.5%, 5/1/22                                   5,973,525
  14,035,000                     CCC/Caa3   Sabine River Authority of Texas,
                                            5.75%, 5/1/30                                 13,403,425
   2,000,000                        BB/Ba   Tarrant County Cultural Education
                                            Facilities, 7.5%, 11/15/16                     2,011,060
   1,775,000                        BB/NR   Tarrant County Cultural Education
                                            Facilities, 8.0%, 11/15/28                     1,793,052
   5,000,000                        NR/NR   Tarrant County Cultural Education
                                            Facilities, 8.25%, 11/15/44                    5,076,150
   2,750,000                        NR/NR   Tarrant County Cultural Education
                                            Facilities, 8.0%, 11/15/29                     2,902,185
   2,000,000                        NR/NR   Tarrant County Cultural Education
                                            Facilities, 8.125%, 11/15/39                   2,090,200
   8,000,000                        NR/NR   Tarrant County Cultural Education
                                            Facilities, 8.125%, 11/15/44                   8,067,280
   4,000,000                        NR/NR   Tarrant County Cultural Education
                                            Facilities, 8.25%, 11/15/44                    4,202,960
     500,000                      BBB-/NR   Tarrant County Cultural Education
                                            Facilities, 7.75%, 6/1/39                        563,725
   1,000,000                        BB/NR   Texas Midwest Public Facility Corp.,
                                            9.0%, 10/1/30                                  1,049,410
   3,000,000                        NR/NR   Travis County Health Facilities,
                                            7.1249%, 11/1/40                               3,127,350
   3,670,000                        NR/NR   Willacy County Local Government,
                                            6.875%, 9/1/28                                 3,313,166
                                                                                        ------------
                                                                                        $116,454,992
----------------------------------------------------------------------------------------------------
                                            Utah -- 0.2%
   1,400,000                        NR/NR   Spanish Fork City Utah Charter, 5.7%,
                                            11/15/36 (144A)                             $  1,197,518
                                                                                        ------------
                                                                                        $  1,197,518
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

-------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (c)      Ratings
Amount            (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                               Virginia -- 1.4%
  $  53,095,000                        BB/NR   Tobacco Settlement Financing Corp.,
                                               0.0%, 6/1/47                                $  1,722,402
      9,000,000                     BBB/Baa3   Tobacco Settlement Financing Corp.,
                                               5.0%, 6/1/47                                   6,047,370
                                                                                           ------------
                                                                                           $  7,769,772
-------------------------------------------------------------------------------------------------------
                                               Washington -- 2.9%
      2,500,000                        NR/NR   Port Seattle Washington Revenue,
                                               6.75%, 7/1/29                               $  2,504,975
      1,250,000                        NR/NR   Washington State Housing Finance
                                               Commission, 5.25%, 1/1/17                      1,108,663
      9,500,000                        NR/NR   Washington State Housing Finance
                                               Commission, 5.625%, 1/1/27                     6,897,760
      9,250,000                        NR/NR   Washington State Housing Finance
                                               Commission, 5.625%, 1/1/38                     6,086,038
                                                                                           ------------
                                                                                           $ 16,597,436
-------------------------------------------------------------------------------------------------------
                                               Wisconsin -- 0.4%
        580,000                        NR/NR   Aztalan Wisconsin Exempt Facility
                                               Revenue, 7.5%, 5/1/18 (d)                   $     75,110
      1,750,000                        BB/NR   Wisconsin Health & Educational Facilities
                                               Authority, 7.625%, 9/15/39                     1,854,940
        500,000                       BB-/NR   Wisconsin Health & Educational Facilities
                                               Authority, 7.25%, 9/15/29                        522,720
                                                                                           ------------
                                                                                           $  2,452,770
-------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $556,661,590)                         $578,780,053
-------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN SECURITIES -- 101.0%
                                               (Cost $556,661,590) (a)(b)                  $578,780,053
-------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS AND LIABILITIES -- (1.0)%      $ (5,630,341)
-------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%                  $573,149,712
=======================================================================================================

NR     Security is not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2010, the value of these securities amounted to $1,197,518 or 0.21% of total net assets.

WR     Security rating withdrawn by either S&P or Moody's.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     23

(a) The concentration of investments by type of obligation/market sector is as follows:

       Revenue Bonds:
       Health Revenue                                                      31.8%
       Transportation                                                      23.0
       Special Revenues                                                    16.4
       Pollution Control Revenue                                           11.3
       Insured                                                              7.1
       Various Revenues                                                     6.3
       Education                                                            3.4
       Power                                                                0.4
       Housing                                                              0.3
--------------------------------------------------------------------------------
                                                                          100.0%
================================================================================

(b) At August 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $555,340,620 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $33,091,733
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (9,652,300)
                                                                                   -----------
       Net unrealized gain                                                         $23,439,433
                                                                                   ===========

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(d)    Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2010 aggregated $527,066,890 and $42,965,799, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

     The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                      Level 1      Level 2           Level 3      Total
--------------------------------------------------------------------------------
Municipal Bonds         $--      $578,780,053          $--      $578,780,053
--------------------------------------------------------------------------------
Total                   $--      $578,780,053          $--      $578,780,053
================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Statement of Assets and Liabilities | 8/31/10

ASSETS:
  Investment in securities, at value (cost $556,661,590)           $578,780,053
  Receivables --
   Investment securities sold                                         2,102,500
   Fund shares sold                                                  11,551,800
   Dividends, interest and foreign taxes withheld                     9,690,141
   Due from Pioneer Investment Management, Inc.                          35,245
  Other                                                                  59,772
--------------------------------------------------------------------------------
     Total assets                                                  $602,219,511
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                 $ 10,878,229
   Fund shares repurchased                                            1.931,520
   Dividends                                                          2,751,570
  Due to bank                                                        13,384,107
  Due to affiliates                                                      37,935
  Accrued expenses                                                       86,438
--------------------------------------------------------------------------------
     Total liabilities                                             $ 29,069,799
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                  $561,619,961
  Undistributed net investment income                                   485,854
  Accumulated net realized loss on investments                      (11,074,566)
  Net unrealized gain on investments                                 22,118,463
--------------------------------------------------------------------------------
     Total net assets                                              $573,149,712
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $311,324,293/39,058,118 shares)                $   7.97
  Class C (based on $184,068,213/23,124,077 shares)                $   7.96
  Class Y (based on $77,757,206/9,867,369 shares)                  $   7.88
MAXIMUM OFFERING PRICE:
  Class A ($7.97 [divided by] 95.5%)                               $   8.35
================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     25

Statement of Operations

For the Year Ended 8/31/10

INVESTMENT INCOME:
  Interest                                                  $22,066,515
----------------------------------------------------------------------------------------
     Total investment income                                                 $22,066,515
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 1,380,691
  Transfer agent fees and expenses
   Class A                                                       77,740
   Class C                                                       37,152
   Class Y                                                        3,266
  Distribution fees
   Class A                                                      396,964
   Class C                                                      918,423
  Shareholder communications expense                             65,876
  Administrative reimbursements                                  86,976
  Custodian fees                                                  9,897
  Registration fees                                              92,430
  Professional fees                                              69,833
  Printing expense                                               50,683
  Fees and expenses of nonaffiliated trustees                     8,135
  Miscellaneous                                                  27,432
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 3,225,498
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (68,656)
----------------------------------------------------------------------------------------
     Net expenses                                                            $ 3,156,842
----------------------------------------------------------------------------------------
       Net investment income                                                 $18,909,673
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                           $(1,003,788)
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $30,875,626
----------------------------------------------------------------------------------------
  Net gain on investments                                                    $29,871,838
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $48,781,511
========================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Statement of Changes in Net Assets

For the Years Ended 8/31/10 and 8/31/09, respectively

----------------------------------------------------------------------------------------------------
                                                                     Year Ended          Year Ended
                                                                     8/31/10             8/31/09
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $ 18,909,673        $ 3,834,730
Net realized loss on investments                                       (1,003,788)        (7,894,243)
Change in net unrealized gain (loss) on investments                    30,875,626         (4,634,404)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                      $ 48,781,511        $(8,693,917)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.55 and $0.56 per share, respectively)                 $(11,064,401)       $(2,492,219)
   Class C ($0.48 and $0.50 per share, respectively)                   (5,630,158)        (1,260,491)
   Class Y ($0.56 and $0.55 per share, respectively)                   (1,816,573)           (75,451)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $(18,511,132)       $(3,828,161)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $563,773,504        $34,817,669
Reinvestment of distributions                                           8,094,759          1,044,222
Cost of shares repurchased                                            (91,936,683)       (21,165,715)
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                              $479,931,580        $14,696,176
----------------------------------------------------------------------------------------------------
   Net increase in net assets                                        $510,201,959        $ 2,174,098
NET ASSETS:
Beginning of year                                                      62,947,753         60,773,655
----------------------------------------------------------------------------------------------------
End of year                                                          $573,149,712        $62,947,753
----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $    485,854        $   (15,074)
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     27

----------------------------------------------------------------------------------------------------
                                   '10 Shares        '10 Amount         '09 Shares        '09 Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                          41,790,571     $319,790,605           3,413,103     $22,855,150
Reinvestment of distributions           677,973        5,187,450             104,482         684,500
Less shares repurchased              (9,011,504)     (69,015,829)         (2,367,157)    (16,081,320)
----------------------------------------------------------------------------------------------------
   Net increase                      33,457,040     $255,962,226           1,150,428     $ 7,458,330
====================================================================================================
Class C
Shares sold                          21,421,703     $163,353,586           1,565,435     $10,562,181
Reinvestment of distributions           301,759        2,304,141              52,234         341,372
Less shares repurchased              (1,867,978)     (14,192,664)           (758,786)     (5,054,887)
----------------------------------------------------------------------------------------------------
   Net increase                      19,855,484     $151,465,063             858,883     $ 5,848,666
====================================================================================================
Class Y
Shares sold                          10,597,255     $ 80,629,313             210,372     $ 1,400,338
Reinvestment of distributions            79,439          603,168               2,808          18,350
Less shares repurchased              (1,150,180)      (8,728,190)             (4,632)        (29,508)
----------------------------------------------------------------------------------------------------
   Net increase                       9,526,514     $ 72,504,291             208,548     $ 1,389,180
====================================================================================================

The accompanying notes are an integral part of these financial statements.

28     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10/17/06 (a)
                                                                          Year         Year            Year        (Commencement
                                                                          Ended        Ended           Ended       of Operations)
                                                                          8/31/10      8/31/09         8/31/08     to 8/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                      $   6.84     $   8.70       $   9.72      $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $   0.55     $   0.56       $   0.54      $   0.44
 Net realized and unrealized gain (loss) on investments                       1.12        (1.86)         (1.01)        (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations        $   1.67     $  (1.30)      $  (0.47)     $   0.15
Distributions to shareowners:
 Net investment income                                                       (0.55)       (0.56)         (0.55)        (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $   1.12     $  (1.86)      $  (1.02)     $  (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   7.97     $   6.84       $   8.70      $   9.72
===================================================================================================================================
Total return*                                                                25.15%      (14.41)%        (4.95)%        1.45%***
Ratio of net expenses to average net assets+                                  0.90%        0.90%          0.90%         0.90%**
Ratio of net investment income to average net assets+                         7.08%        8.32%          5.92%         5.31%**
Portfolio turnover rate                                                         15%          50%            59%          130%***
Net assets, end of period (in thousands)                                  $311,324     $ 38,312       $ 38,717      $ 16,637
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 0.95%        1.28%          1.21%         1.77%**
 Net investment income                                                        7.03%        7.95%          5.61%         4.44%**
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 0.90%        0.90%          0.90%         0.90%**
 Net investment income                                                        7.08%        8.32%          5.92%         5.31%**
===================================================================================================================================

(a)  Class A shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/10    29

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                10/17/06 (a)
                                                                     Year           Year            Year      (Commencement
                                                                     Ended          Ended           Ended       of Operations)
                                                                     8/31/10        8/31/09         8/31/08     to 8/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $   6.83      $   8.68        $   9.71     $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.49      $   0.50        $   0.46     $   0.36
 Net realized and unrealized gain (loss) on investments                   1.12         (1.85)          (1.03)       (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations    $   1.61      $  (1.35)       $  (0.57)    $   0.06
Distributions to shareowners:
 Net investment income                                                   (0.48)        (0.50)          (0.46)       (0.35)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   1.13      $  (1.85)       $  (1.03)    $  (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   7.96      $   6.83        $   8.68     $   9.71
===================================================================================================================================
Total return*                                                            24.11%       (15.17)%         (5.94)%       0.56%***
Ratio of net expenses to average net assets+                              1.69%         1.80%           1.80%        1.80%**
Ratio of net investment income to average net assets+                     6.31%         7.44%           5.11%        4.35%**
Portfolio turnover rate                                                     15%           50%             59%         130%***
Net assets, end of period (in thousands)                              $184,068      $ 22,319        $ 20,915     $  6,445
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             1.69%         1.98%           1.95%        2.72%**
 Net investment income                                                    6.31%         7.26%           4.96%        3.43%**
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             1.69%         1.80%           1.80%        1.80%**
 Net investment income                                                    6.31%         7.44%           5.11%        4.35%**
===================================================================================================================================

(a)  Class C shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Income Municipal Fund | Annual Report | 8/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10/17/06 (a)
                                                                        Year          Year           Year         (Commencement
                                                                        Ended         Ended          Ended         of Operations)
                                                                        8/31/10       8/31/09        8/31/08       to 8/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                    $  6.80       $   8.63        $  9.69       $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.57       $   0.55        $  0.53       $   0.42
 Net realized and unrealized gain (loss) on investments                    1.08          (1.83)         (1.05)         (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations      $  1.65       $  (1.28)       $ (0.52)      $   0.12
Distributions to shareowners:
 Net investment income                                                    (0.56)         (0.55)         (0.54)         (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  1.09       $  (1.83)       $ (1.06)      $  (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  7.88       $   6.80        $  8.63       $   9.69
===================================================================================================================================
Total return*                                                             24.73%        (14.30)%        (5.45)%         1.12%***
Ratio of net expenses to average net assets+                               0.67%          0.99%          1.00%          1.23%**
Ratio of net investment income to average net assets+                      7.32%          8.23%          5.80%          4.70%**
Portfolio turnover rate                                                      15%            50%            59%           130%***
Net assets, end of period (in thousands)                                $77,757       $  2,317        $ 1,142       $  1,080
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                              0.67%          1.04%          1.00%          2.11%**
 Net investment income                                                     7.32%          8.18%          5.80%          3.82%**
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                              0.67%          0.99%          0.99%          1.23%**
 Net investment income                                                     7.32%          8.23%          5.81%          4.70%**
===================================================================================================================================

(a)  Class Y shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
***  Not Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/10    31

Notes to Financial Statements | 8/31/10

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The Fund commenced operations on October 17, 2006. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

32     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At August 31, 2010, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, exempt interest income, and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     33
   shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At August 31, 2010, the Fund had a net capital loss carryforward of $10,374,270, of which the following amounts will expire between 2016 and 2018 if not utilized: $667,588 in 2016, $3,697,914 in 2017, and $6,008,768 in
   2018.

   The Fund has elected to defer $700,296 in capital losses recognized between November 1, 2009 and August 31, 2010 to its fiscal year ending August 31, 2011.

   At August 31, 2010, the Fund has reclassified $102,387 to increase undistributed net investment income and $102,387 to increase accumulated net realized loss, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax-basis.

   The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

--------------------------------------------------------------------------------
                                                        2010                2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Tax-exempt income                             $18,450,635          $3,827,173
   Ordinary income                                    60,497                 988
--------------------------------------------------------------------------------
      Total                                      $18,511,132          $3,828,161
================================================================================

   The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2010:

--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed tax exempt income                                $   1,916,454
   Capital loss carryforward                                        (10,374,270)
   Current year post October loss deferred                             (700,296)
   Current year dividend payable                                     (2,751,570)
   Unrealized appreciation                                           23,439,433
--------------------------------------------------------------------------------
      Total                                                       $  11,529,751
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax-basis adjustments on partnerships, the interest on defaulted bonds and the tax treatment of premium and amortization.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the

34     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

   Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $473,138 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2010.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million; and 0.45% of the excess over $1 billion. For the year ended August 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce the Fund's expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. The Class A limitation is in effect through January 1, 2012 and the Class C limitation is in effect through January 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     35

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $8,244 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
 Class A                                                                $34,496
 Class C                                                                 20,563
 Class Y                                                                 10,817
--------------------------------------------------------------------------------
    Total                                                               $65,876
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,582 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,109 in distribution fees payable to PFD at August 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made

36     Pioneer High Income Municipal Fund | Annual Report | 8/31/10
on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2010, CDSCs in the amount of $83,804 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For year ended August 31, 2010, the Fund had no borrowings under this agreement.

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     37

Report of Independent Registered Public Accounting Firm

To the Trustees of Pioneer Series Trust V and
Shareholders of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the Fund) (one of the portfolios constituting Pioneer Series Trust V), including the schedule of investments, as of August
31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst + Young LLP

Boston, Massachusetts
October 26, 2010

38     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 100.0% and 0.0%, respectively.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     39

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

40     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                                                         Other Directorships
 Name and Age        with the Fund    and Term of Office         Principal Occupation(s)                        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.   Chairman of the  Trustee since 2005.        Non-Executive Chairman and a Director of       None
(84)*                Board, Trustee   Serves until a successor   Pioneer Investment Management USA Inc.
                     and President    trustee is elected or      ("PIM-USA"); Chairman and a Director of
                                      earlier retirement         Pioneer; Chairman and Director of Pioneer
                                      or removal.                Institutional Asset Management, Inc. (since
                                                                 2006); Director of Pioneer Alternative
                                                                 Investment Management Limited (Dublin);
                                                                 President and a Director of Pioneer
                                                                 Alternative Investment Management (Bermuda)
                                                                 Limited and affiliated funds; Deputy Chairman
                                                                 and a Director of Pioneer Global Asset
                                                                 Management S.p.A. ("PGAM") (until April
                                                                 2010); Director of PIOGLOBAL Real Estate
                                                                 Investment Fund (Russia) (until June 2006);
                                                                 Director of Nano-C, Inc. (since 2003);
                                                                 Director of Cole Management Inc. (since
                                                                 2004); Director of Fiduciary Counseling,
                                                                 Inc.; President and Director of Pioneer Funds
                                                                 Distributor, Inc. ("PFD") (until May 2006);
                                                                 President of all of the Pioneer Funds; and Of
                                                                 Counsel, Wilmer Cutler Pickering Hale and
                                                                 Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury  Trustee and      Trustee since 2007.        Director, CEO and President of PIM-USA (since  None
(52)*                Executive        Serves until a successor   February 2007); Director and President of
                     Vice President   trustee is elected or      Pioneer and Pioneer Institutional Asset
                                      earlier retirement         Management, Inc. (since February 2007);
                                      or removal.                Executive Vice President of all of the
                                                                 Pioneer Funds (since March 2007); Director of
                                                                 PGAM (2007 - 2010); Head of New Europe
                                                                 Division, PGAM (2000 - 2005); Head of New
                                                                 Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

              Pioneer High Income Municipal Fund | Annual Report | 8/31/10    41

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                                                         Other Directorships
 Name and Age        with the Fund    and Term of Office         Principal Occupation(s)                        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Trustee          Trustee since 2005.        Interim Chief Executive Officer, Oxford        Director of
                                      Serves until a successor   Analytica, Inc. (privately- held research and  Enterprise Community
                                      trustee is elected or      consulting company) (2010 - present);          Investment, Inc.
                                      earlier retirement         Managing Partner, Federal City Capital         (privately-held
                                      or removal.                Advisors (corporate advisory services          affordable housing
                                                                 company) (1997 - 2004 and 2008 - present);     finance company)
                                                                 Executive Vice President and Chief Financial   (1985 - present);
                                                                 Officer, I-trax, Inc. (publicly traded health  Director of Oxford
                                                                 care services company) (2004 - 2007); and      Analytica, Inc.
                                                                 Executive Vice President and Chief Financial   (2008 - present);
                                                                 Officer, Pedestal Inc. (internet-based         Director of New York
                                                                 mortgage trading company) (2000 - 2002)        Mortgage Trust
                                                                                                                (publicly-traded
                                                                                                                mortgage REIT) (2004
                                                                                                                - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    Trustee          Trustee since 2005.        President, Bush International, LLC             Director of Marriott
                                      Serves until a successor   (international financial advisory firm) (1991  International, Inc.
                                      trustee is elected or      - present); Managing Director, Federal         (2008 - present);
                                      earlier retirement         Housing Finance Board (oversight of Federal    Director of Discover
                                      or removal.                Home Loan Bank system) (1989 - 1991); Vice     Financial Services
                                                                 President and Head of International Finance,   (credit card issuer
                                                                 Federal National Mortgage Association (1988 -  and electronic
                                                                 1989); U.S. Alternate Executive Director,      payment services)
                                                                 International Monetary Fund (1984 - 1988);     (2007 - present);
                                                                 Executive Assistant to Deputy Secretary of     Former Director of
                                                                 the U.S. Treasury, U.S. Treasury Department    Briggs & Stratton
                                                                 (1982 - 1984); Vice President and Team Leader  Co. (engine in Corporate Banking, Bankers Trust Co. (1976  manufacturer) (2004
                                                                 - 1982)                                        - 2009); Director of
                                                                                                                UAL Corporation
                                                                                                                (airline holding
                                                                                                                company) (2006 -
                                                                                                                present); Director
                                                                                                                of ManTech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm)
                                                                                                                (2006 - present);
                                                                                                                Member, Board of


42    Pioneer High Income Municipal Fund | Annual Report | 8/31/10

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                                                         Other Directorships
 Name and Age        with the Fund    and Term of Office         Principal Occupation(s)                        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush                                                                                                    Governors,
(continued)                                                                                                     Investment Company
                                                                                                                Institute (2007 -
                                                                                                                present); Former
                                                                                                                Director of Brady
                                                                                                                Corporation (2000 -
                                                                                                                2007); Former
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation (1991 -
                                                                                                                2006); Former
                                                                                                                Director of
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals) (2002 -
                                                                                                                2005); Former
                                                                                                                Director, R.J.
                                                                                                                Reynolds Tobacco
                                                                                                                Holdings, Inc.
                                                                                                                (tobacco) (1999 -
                                                                                                                2005); Former
                                                                                                                Director of Texaco,
                                                                                                                Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman Trustee          Trustee since 2008.        William Joseph Maier Professor of Political    Trustee, Mellon
(65)                                  Serves until a successor   Economy, Harvard University (1972 - present)   Institutional Funds
                                      trustee is elected or                                                     Investment Trust and
                                      earlier retirement                                                        Mellon Institutional
                                      or removal.                                                               Funds Master
                                                                                                                Portfolio (oversaw
                                                                                                                17 portfolios in
                                                                                                                fund complex) (1989
                                                                                                                - 2008)
------------------------------------------------------------------------------------------------------------------------------------


                Pioneer High Income Municipal Fund | Annual Report | 8/31/10
43

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                                                         Other Directorships
 Name and Age        with the Fund    and Term of Office         Principal Occupation(s)                        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham Trustee          Trustee since 2005.        Founding Director, Vice-President and          None
(63)                                  Serves until a successor   Corporate Secretary, The Winthrop Group, Inc.
                                      trustee is elected or      (consulting firm) (1982 - present); and
                                      earlier retirement         Desautels Faculty of Management, McGill
                                      or removal.                University (1999 - present); and Manager of
                                                                 Research Operations and Organizational
                                                                 Learning, Xerox PARC, Xerox's Advance
                                                                 Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59) Trustee          Trustee since 2006.        Chairman and Chief Executive Officer,          Director, Broadridge
                                      Serves until a successor   Quadriserv, Inc. (technology products for      Financial
                                      trustee is elected or      securities lending industry) (2008 -           Solutions, Inc.
                                      earlier retirement         present); Private investor (2004 - 2008); and  (investor
                                      or removal.                Senior Executive Vice President, The Bank      communications and
                                                                 of New York (financial and securities          securities
                                                                 services) (1986 - 2004)                        processing provider
                                                                                                                for financial
                                                                                                                services industry)
                                                                                                                (2009 - present);
                                                                                                                Director,
                                                                                                                Quadriserv, Inc.
                                                                                                                (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret  Trustee          Trustee since 2005.        President and Chief Executive Officer,         Director of New
(62)                                  Serves until a successor   Newbury, Piret & Company, Inc. (investment     America High Income
                                      trustee is elected or      banking firm) (1981 - present)                 Fund, Inc.
                                      earlier retirement                                                        (closed-end
                                      or removal.                                                               investment company)
                                                                                                                (2004 - present);
                                                                                                                Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2000 -
                                                                                                                2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81) Trustee          Trustee since 2005.        Senior Counsel, Sullivan & Cromwell LLP (law   Director, The Swiss
                                      Serves until a successor   firm) (1998 - present); Partner, Sullivan &    Helvetia Fund, Inc.
                                      trustee is elected or      Cromwell LLP (prior to 1998)                   (closed-end
                                      earlier retirement                                                        investment company);
                                      or removal.                                                               Director, AMVESCAP,
                                                                                                                PLC (investment
                                                                                                                manager) (1997 -
                                                                                                                2005)
------------------------------------------------------------------------------------------------------------------------------------


44    Pioneer High Income Municipal Fund | Annual Report | 8/31/10

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                                                         Other Directorships
 Name and Age        with the Fund    and Term of Office         Principal Occupation(s)                        Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.       Secretary        Since 2010. Serves         Vice President and Associate General Counsel   None
Kelley (45)                           at the discretion of       of Pioneer since January 2008 and Secretary
                                      the Board.                 of all of the Pioneer Funds since June 2010;
                                                                 Assistant Secretary of all of the Pioneer
                                                                 Funds from September 2003 to May 2010; Vice
                                                                 President and Senior Counsel of Pioneer
                                                                 from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan    Assistant        Since 2010. Serves         Fund Governance Director of Pioneer since      None
(49)                 Secretary        at the discretion of       December 2006 and Assistant Secretary of all
                                      the Board.                 the Pioneer Funds since June 2010; Manager --
                                                                 Fund Governance of Pioneer from December 2003
                                                                 to November 2006; Senior Paralegal of Pioneer
                                                                 from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)    Assistant        Since 2010. Serves         Counsel of Pioneer since June 2007 and         None
                     Secretary        at the discretion of        Assistant Secretary of all the Pioneer Funds
                                      the Board.                 since June 2010; Vice President and Counsel
                                                                 at State Street Bank from October 2004 to
                                                                 June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50) Treasurer        Since 2008. Serves         Vice President -- Fund Accounting,             None
                                      at the discretion of       Administration and Controller- ship Services
                                      the Board.                 of Pioneer; and Treasurer of all of the
                                                                 Pioneer Funds since March 2008; Deputy
                                                                 Treasurer of Pioneer from March 2004 to
                                                                 February 2008; Assistant Treasurer of all of
                                                                 the Pioneer Funds from March 2004 to February
                                                                 2008; and Treasurer and Senior Vice
                                                                 President, CDC IXIS Asset Management Services
                                                                 from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti     Assistant        Since 2005. Serves         Assistant Vice President -- Fund Accounting,   None
(45)                 Treasurer        at the discretion of       Administration and Controllership Services of
                                      the Board.                 Pioneer; and Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)   Assistant        Since 2005. Serves         Fund Accounting Manager -- Fund Accounting,    None
                     Treasurer        at the discretion of       Administration and Controllership Services of
                                      the Board.                 Pioneer; and Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer High Income Municipal Fund | Annual Report | 8/31/10
45

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                                                         Other Directorships
 Name and Age        with the Fund    and Term of Office         Principal Occupation(s)                        Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson     Assistant        Since 2009. Serves         Fund Administration Manager -- Fund            None
(30)                 Treasurer        at the discretion of       Accounting, Administration and Controllership
                                      the Board.                 Services since November 2008 and Assistant
                                                                 Treasurer of all of the Pioneer Funds since
                                                                 January 2009; Client Service Manager --
                                                                 Institutional Investor Services at State
                                                                 Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57) Chief Compliance Since 2010. Serves         Chief Compliance Officer of Pioneer and of     None
                     Officer          at the discretion of       all the Pioneer Funds since March 2010;
                                      the Board.                 Director of Adviser and Portfolio Compliance
                                                                 at Pioneer since October 2005; Senior
                                                                 Compliance Officer for Columbia Management
                                                                 Advisers, Inc. from October 2003 to October
                                                                 2005
------------------------------------------------------------------------------------------------------------------------------------

46    Pioneer High Income Municipal Fund | Annual Report | 8/31/10

                           This page for your notes.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     47

                           This page for your notes.

48     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

                           This page for your notes.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     49

                           This page for your notes.

50     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

                           This page for your notes.

             Pioneer High Income Municipal Fund | Annual Report | 8/31/10     51

                           This page for your notes.

52     Pioneer High Income Municipal Fund | Annual Report | 8/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2009 Pioneer Investments 21203-03-1010


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Fees for audit services provided to the Series, including fees associated with the filings of its Form N-1A, totaled approximately $207,114 in 2010 and approximately $229,050 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2010 or 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled $49,740 in 2010 and $49,740 in 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2010 and 2009, there were no services provided to an affiliate that required the Funds audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $49,740 in 2010 and $49,740 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date October 29, 2010

* Print the name and title of each signing officer under his or her signature.